UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ALLIED GAMING & ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED JUNE 13, 2025
ALLIED GAMING & ENTERTAINMENT, INC.
NOTICE OF THE COMBINED 2024 AND 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•]
TO THE STOCKHOLDERS OF ALLIED GAMING & ENTERTAINMENT, INC.:
NOTICE IS HEREBY GIVEN that the combined 2024 and 2025 annual meeting of stockholders (including any adjournments or postponements thereof, the “annual meeting”) of Allied Gaming & Entertainment, Inc. (the “Company”) will be held virtually and exclusively online via live audio-only webcast on [•], at [•] eastern time, or at any adjournment or adjournments thereof, for the following purposes:
1.
To elect three Class B directors to serve until the 2027 annual meeting of stockholders or until their successors are duly qualified and elected or until their earlier death, resignation, disqualification or removal (Proposal 1);

2.
To elect three Class C directors to serve until the 2028 annual meeting of stockholders or until their successors are duly qualified and elected or until their earlier death, resignation, disqualification or removal (Proposal 2);

3.
To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2023 (“Fiscal Year 2023”) as disclosed in the accompanying proxy statement (Proposal 3);

4.	To approve, in a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 4);
5.	To ratify the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 (Proposal 5); and
6.	To ratify the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 6).
These items of business are more fully described in the proxy statement accompanying this Notice.
You will be able to attend the annual meeting online and vote your shares electronically during the annual meeting by visiting [•]. Because the annual meeting is being conducted virtually, you will not be able to attend the annual meeting in person.
The record date for the annual meeting is [•]. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting. Such stockholders are urged to promptly submit the enclosed WHITE proxy card, even if their shares were sold after the record date.
Your vote will be especially important at this year’s annual meeting. As you may be aware, we have received notices from Knighted Pastures, LLC (“Knighted”), which owns along with its affiliates approximately 31.5% of our issued and outstanding common stock, expressing the intention of Knighted to (i) nominate three Class B director candidates for election to our Board of Directors (the “Board”) at the annual meeting in opposition to the three Class B director nominees recommended by our Board (the “Knighted Class B Nominees” and such notice, the “First Knighted Notice”), (ii) nominate three Class C director candidates for election to our Board at the annual meeting in opposition to the three Class C director nominees recommended by our Board (the “Knighted Class C Nominees” and such nomination, the “Knighted Class C Nomination”), and (iii) propose the removal for cause of Yangyang Li, a director of our Company (the “Knighted Director Removal Proposal”, and together with the Knighted Class C Nomination, the “Second Knighted Notice”). On [•], 2025, the Company commenced a lawsuit against Knighted, Roy Choi, and certain stockholders affiliated and coordinated with Mr. Choi, including Mr. Choi’s mother, Naomi Choi, and his business partner, Yiu-Ting So, in the United States Federal District Court for the Central District of California (the “Court”), claiming violations of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and seeking, among other remedies, (i) injunctive relief ordering Knighted to file an appropriate Schedule 13D for their entire group and enjoining Knighted from making any effort to change control of the Company pending completion of those Schedule 13D filings, and (ii) declaratory relief stating that the Second Knighted Notice is invalid, and that therefore the Knighted Class C Nomination and the Knighted Director Removal Proposal are void. If the Court rules that the Second Knighted Notice does not comply with the Amended and Restated Bylaws (“Bylaws”), then the Knighted Class C Nominees would be ineligible to stand for election by the Company’s stockholders at the annual meeting and the Knighted Director Removal Proposal would not be voted on.
Because of the relief sought by us in the Court regarding the election of the Knighted Class C Nominees, we have not included the Knighted Class C Nominees on the Company’s WHITE proxy card. Accordingly, if you wish to vote for any of the Knighted Class C Nominees you would need to vote on Knighted’s proxy card. In addition, if you wish to vote on the Knighted Director Removal Proposal you would need to vote on Knighted’s proxy card. Our Board does NOT recommend that stockholders vote for any of the six Knighted nominees (the “Knighted Nominees”) or in favor of the Knighted Director Removal Proposal.
If the Court rules that the Second Knighted Notice is invalid, then the Knighted Class C Nomination and the Knighted Director Removal Proposal cannot be brought before the annual meeting, and the Company will not recognize or tabulate any proxies or votes in favor of the Knighted Class C Nominees or the Knighted Director Removal Proposal at the annual meeting. As a result of the foregoing, the WHITE proxy card accompanying this proxy statement does not include the names of the Knighted Class C Nominees on a “universal proxy card.” In the event the Court finds that the Second Knighted Notice is valid, the Company will amend this proxy statement and furnish to stockholders a new WHITE proxy card which will include the Knighted Class C Nominees, and the Company will provide stockholders with sufficient time to receive such proxy materials and cast their votes on such new WHITE proxy card prior to the annual meeting (or any postponement or adjournment thereof). If the Second Knighted Notice is deemed by the Court to be valid, no proxies or votes received on the Company’s previously circulated WHITE proxy card will be recognized or tabulated at the annual meeting. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this proxy statement, and the Court rules that the Second Knighted Notice is valid, your votes will not be recognized or tabulated, and you will have to vote again on the universal proxy card that contains the Knighted Class C Nominees for your vote to be counted.
We do not endorse the election of any of the Knighted Nominees as directors of our Company or the Knighted Director Removal Proposal as we do not believe that the election of such nominees and the adoption of the proposal is in the best interests of our Company or its stockholders. You may receive proxy solicitation materials from Knighted or other persons or entities affiliated with Knighted, including an opposition proxy statement and proxy card. Our Board unanimously recommends that you disregard them. Please be advised that we are not responsible for the accuracy of any information provided by or relating to Knighted contained in any proxy solicitation materials filed or disseminated by Knighted or any other statements that they may otherwise make.
Our Board strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of Knighted. If you have previously submitted a proxy card sent to you by or on behalf of Knighted, you can revoke that proxy and have your shares voted “FOR” the director nominees proposed by our Board on proposals 1 and 2 and in accordance with the recommendations of our Board on proposals 3, 4, 5, and 6 by signing, dating and returning the enclosed WHITE proxy card. Only the latest dated, signed proxy card or voting instruction form you vote will be counted.
By Order of the Board of Directors,

/s/ Yinghua Chen
Yinghua Chen
Chief Executive Officer

June [•], 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL STOCKHOLDER MEETING TO BE HELD ON [•]
We have elected to utilize the “full set delivery” option and are delivering paper copies to all stockholders entitled thereto of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website.
The proxy statement for the annual meeting and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is available on our investor relations website at https://ir.alliedgaming.gg.
We encourage you to review all of the important information contained in the proxy materials before voting. This proxy statement contains information about the combined 2024 and 2025 annual meeting of stockholders of Allied Gaming & Entertainment, Inc. Proxy materials will be first sent to stockholders on or about June [•], 2025.
IMPORTANT
Your vote at this year’s annual meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly, or follow the instructions set forth on the enclosed WHITE proxy card to vote over the Internet.
All stockholders are invited to virtually attend the annual meeting. Whether or not you expect to attend the annual meeting, we respectfully urge you to vote over the Internet or sign, date and return the WHITE proxy card as promptly as possible. Stockholders who execute a proxy card may nevertheless virtually attend the annual meeting, revoke their proxy and vote their shares during the annual meeting. “Street name” stockholders who wish to vote their shares during the annual meeting will need to obtain a legal proxy from the bank, broker or other nominee in whose name their shares are registered. The instructions for voting over the Internet are provided on the enclosed WHITE proxy card.
Your vote will be especially important at this year’s annual meeting. As you may be aware, we have received notices from Knighted Pastures, LLC (“Knighted”), which owns along with its affiliates approximately 31.5% of our issued and outstanding common stock, expressing the intention of Knighted to (i) nominate three Class B director candidates for election to our Board of Directors (the “Board”) at the annual meeting in opposition to the three Class B director nominees recommended by our Board (the “Knighted Class B Nominees”), (ii) nominate three Class C director candidates for election to our Board at the annual meeting in opposition to the three Class C director nominees recommended by our Board (the “Knighted Class C Nominees” and together with the Knighted Class B Nominees, the “Knighted Nominees,” and such nomination, the “Knighted Class C Nomination”), and (iii) propose the removal for cause of Yangyang Li, a director of our Company (the “Knighted Director Removal Proposal”). THE BOARD OF DIRECTORS DOES NOT BELIEVE THE ELECTION OF THE KNIGHTED NOMINEES AND THE KNIGHTED DIRECTOR REMOVAL PROPOSAL ARE IN THE BEST INTERESTS OF OUR COMPANY AND ITS STOCKHOLDERS AND STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM KNIGHTED OR ANY PERSON OTHER THAN THE COMPANY EVEN AS A PROTEST VOTE AGAINST KNIGHTED OR ANY OF KNIGHTED’S NOMINEES OR ITS PROPOSAL. IF YOU HAVE PREVIOUSLY SIGNED A PROXY CARD SENT TO YOU BY KNIGHTED, YOU MAY REVOKE IT AND VOTE FOR OUR BOARD OF DIRECTORS’ CLASS B AND CLASS C NOMINEES AND IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS ON PROPOSALS 3, 4, 5, AND 6 BY SUBMITTING A LATER-DATED PROXY ELECTRONICALLY BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD, OR BY SIGNING, MARKING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. Any proxy card you sign and return from Knighted for any reason could invalidate previous WHITE proxy cards sent by you to support our Board.
Because of the relief sought by us in a lawsuit against Knighted, Roy Choi, and certain stockholders affiliated and coordinated with Mr. Choi, including Mr. Choi’s mother, Naomi Choi, and his business partner, Yiu-Ting So, commencing on [•], 2025 regarding, among other things, the Knighted Class C Nomination and the Knighted Director Removal Proposal, we have not included the Knighted Class C Nominees on the Company’s WHITE proxy card. Accordingly, if you wish to vote for any of the Knighted Class C Nominees you would need to vote on Knighted’s proxy card. In addition, if you wish to vote on the Knighted Director Removal Proposal you would need to vote on Knighted’s proxy card. Our Board does NOT recommend that stockholders vote for any of the Knighted Nominees or in favor of the Knighted Director Removal Proposal.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the annual meeting as described in this proxy statement.
IMPORTANT!

PLEASE VOTE THE WHITE PROXY CARD TODAY “FOR” THE AGAE NOMINEES AND “WITHHOLD” ON THE KNIGHTED NOMINEES.

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY KNIGHTED.

Remember, you can vote your shares over the Internet.

Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor:

Mackenzie Partners
7 Penn Plaza, Suite 503
New York, New York 10001
Call Toll Free: (800) 322-2885
Banks and Brokers Call: (212) 929-5500

Page
Questions and Answers About These Proxy Materials and Voting	1
Background of the Solicitation	10
Board of Directors	12
Proposal 1 Election of Class B Directors	13
Proposal 2 Election of Class C Directors	14
Proposal 3 Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers for Fiscal Year 2023	15
Proposal 4 Non-Binding Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers	16
Proposal 5 Ratification of the Appointment of ZH CPA, LLC to Act as the Company’s Independent Registered Public Accounting Firm for Fiscal Year Ended December 31, 2024	17
Proposal 6 Ratification of the Appointment of ZH CPA, LLC to Act as the Company’s Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2025	19
Principal Accountant Fees and Services	20
Current Directors, Director Nominees and Executive Officers	21
Information Regarding the Board of Directors and Corporate Governance	28
Delinquent Section 16(A) Reports	32
Executive and Director Compensation	33
Pay Versus Performance	37
Ownership of Certain Beneficial Owners, Management and Directors	41
Certain Transactions	43
Director Nominations and Stockholders Proposals for the 2026 Annual Meeting	43
Stockholder Proposals for Inclusion in the Proxy Materials for the 2026 Annual Meeting	45
Householding of Materials	45
Appendix A	A-1

i

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED JUNE 13, 2025
ALLIED GAMING & ENTERTAINMENT, INC.

PROXY STATEMENT
FOR THE COMBINED 2024 AND 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On [•]

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We are providing you with these proxy materials because the board of directors (the “Board of Directors” or the “Board”) of Allied Gaming & Entertainment, Inc. (sometimes referred to as “we,” “us,” “our” or the “Company”) is soliciting your proxy to vote at the combined 2024 and 2025 annual meeting of stockholders, including at any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held on [•], at [•] eastern time, virtually and exclusively online via live audio-only webcast at [•].
We intend to mail this proxy statement and accompanying proxy card on or about June [•], 2025, to all stockholders of record entitled to vote at the Annual Meeting. You are receiving these proxy materials because you owned shares of the Company’s common stock as of the close of business on [•] (the “record date”) for the Annual Meeting.
How do I attend the Annual Meeting?
You cannot attend the Annual Meeting physically. You can attend the Annual Meeting by visiting [•], where you will be able to listen to the Annual Meeting live and vote online.
The Annual Meeting will start at [•] eastern time on [•]. You must have previously registered to attend the Annual Meeting on or before [•] on [•], 2025 by visiting [•]. You will need the 16-digit control number found on your WHITE proxy card or voting instruction form. You will receive a confirmation e-mail with information on how to attend the meeting. After you have registered, you will be able to participate in the Annual Meeting by visiting [•] and entering the same 16-digit control number you used to pre-register and as shown in your confirmation email. We have worked to offer the same participation opportunities as would be provided at an in-person meeting while further enhancing the online experience available to all stockholders regardless of their location. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers. If you experience technical difficulties during the Annual Meeting, you should call the technical support phone number provided when you log in to the Annual Meeting.
In order to enter the Annual Meeting virtually, you will need your unique 16-digit control number, which is printed on your proxy card, or included with your voting instruction form and voting instructions received from your broker, bank, trustee, or nominee if you are the beneficial owner of the shares held in “street name.”
What if I cannot virtually attend the Annual Meeting?
You may vote your shares electronically before the meeting by Internet, by phone, or by proxy as described below. You do not need to access the Annual Meeting audio-only webcast to vote if you submitted your vote via proxy or by Internet or by phone in advance of the Annual Meeting.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on [•] will be entitled to vote at the Annual Meeting. On the record date, there were [•] shares of common stock outstanding and entitled to vote. A list of such holders will be open to the examination of any stockholder for any purpose germane to the Annual Meeting at Allied Gaming & Entertainment, Inc., 745 Fifth Avenue, Suite 500, New York, NY 10151 for a period of ten (10) days ending on the day prior to the date of the Annual Meeting. Please contact Roy Anderson, our Chief Financial Officer, to make arrangements to inspect the list.
Stockholder of Record – Shares Registered in Your Name: If on [•], your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting virtually or vote by proxy prior to the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy through the Internet, or using a proxy card to ensure your vote is counted.
Beneficial Owner – Shares Registered in the Name of a Broker or Bank: If on [•], your shares were not registered in your name, but instead are held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. Since you are not the stockholder of record, however, you may not vote your shares at the Annual Meeting even if you participate virtually unless you request and obtain a valid proxy from your broker, bank or other agent.
What am I voting on?
There are six matters being proposed by the Board for a vote:
1.
To elect three Class B directors to serve until the 2027 annual meeting of stockholders or until their successors are duly qualified and elected or until their earlier death, resignation, disqualification or removal (Proposal 1);

2.
To elect three Class C directors to serve until the 2028 annual meeting of stockholders or until their successors are duly qualified and elected or until their earlier death, resignation, disqualification or removal (Proposal 2);

3.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers for Fiscal Year 2023 as disclosed in the accompanying proxy statement (Proposal 3);
4.	To approve, in a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 4);
5.	To ratify the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 (Proposal 5); and
6.	To ratify the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 6).
Note that a stockholder wishing to vote for any of Knighted’s Class C nominees or vote on the Knighted Director Removal Proposal (as defined below) can only do so on Knighted’s proxy card.
How does the Board recommend that I vote?
The Board recommends that you vote:
1.
“FOR” the election of each of the Company’s three Class B director nominees named in this proxy statement to serve on the Board as a Class B director for a term that will expire at our 2027 annual meeting of stockholders (Proposal 1);

2.
“FOR” the election of each of the Company’s three Class C director nominees named in this proxy statement to serve on the Board as a Class C director for a term that will expire at our 2028 annual meeting of stockholders (Proposal 2);

3.	“FOR” the approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers for Fiscal Year 2023 (Proposal 3);
4.	“3 YEARS” regarding the approval, in a non-binding advisory vote, of the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal 4);
5.	“FOR” the ratification of the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 (Proposal 5); and
6.	“FOR” the ratification of the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 6).

The Board unanimously recommends voting “FOR” each of the Company’s director nominees and voting “WITHHOLD” on the Knighted Class B Nominees named on the Company’s WHITE proxy card, and strongly urges you NOT to sign, date or return any proxy card or voting instruction form sent to you by, or on behalf, of Knighted.
What should I do if I receive a proxy card from Knighted?
As you may be aware, we have received notices from Knighted, which owns along with its affiliates approximately 31.5% of our issued and outstanding common stock, expressing the intention of Knighted to (i) nominate three Class B director candidates for election to our Board at the Annual Meeting in opposition to the three Class B director nominees recommended by our Board (the “Knighted Class B Nominees” and such notice, the “First Knighted Notice”), (ii) nominate three Class C director candidates for election to our Board at the Annual Meeting in opposition to the three Class C director nominees recommended by our Board (the “Knighted Class C Nominees” and such nomination, the “Knighted Class C Nomination”), and (iii) propose the removal for cause of Yangyang Li, a director of our Company (the “Knighted Director Removal Proposal”, and together with the Knighted Class C Nomination, the “Second Knighted Notice”). On [•], 2025, the Company commenced a lawsuit against Knighted, Roy Choi, and certain stockholders affiliated and coordinated with Mr. Choi, including Mr. Choi’s mother, Naomi Choi, and his business partner, Yiu-Ting So, in the United States Federal District Court for the Central District of California (the “Court”), claiming violations of Section 13(d) of the Exchange Act and seeking, among other remedies, (i) injunctive relief ordering Knighted to file an appropriate Schedule 13D for their entire group and enjoining Knighted from making any effort to change control of the Company pending completion of those Schedule 13D filings, and (ii) declaratory relief stating that the Second Knighted Notice is invalid, and therefore that the Knighted Class C Nomination and the Knighted Director Removal Proposal are void. If the Court rules that the Second Knighted Notice does not comply with the Bylaws, then the Knighted Class C Nominees would be ineligible to stand for election by the Company’s stockholders at the Annual Meeting and the Knighted Director Removal Proposal would not be voted on. Our Board does NOT recommend that stockholders vote for any of the six Knighted nominees (the “Knighted Nominees”) or in favor of the Knighted Director Removal Proposal as we do not believe that the election of such nominees and the adoption of the proposal is in the best interests of our Company or our stockholders. You may receive proxy solicitation materials from Knighted or other persons or entities affiliated with Knighted, including an opposition proxy statement and proxy card. The Board strongly and unanimously urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from Knighted, including as a protest vote. Please be advised that we are not responsible for the accuracy of any information provided by or relating to Knighted contained in any proxy solicitation materials filed or disseminated by Knighted or any other statements that they may otherwise make. Because of the relief sought by us in the Court regarding the election of the Knighted Class C Nominees, we have not included the Knighted Class C Nominees on the Company’s WHITE proxy card. Accordingly, if you wish to vote for any of the Knighted Class C Nominees you would need to vote on Knighted’s proxy card. In addition, if you wish to vote on the Knighted Director Removal Proposal you would need to vote on Knighted’s proxy card.
Stockholders should refer to Knighted’s proxy statement for the names, backgrounds, qualifications and other information concerning the Knighted Nominees. You may access Knighted’s proxy statement, and any other relevant documents, without cost on the Securities and Exchange Commission (the “SEC”)’s website. The Board strongly and unanimously urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from Knighted, including as a protest vote. If you have already voted using the proxy card provided by Knighted, you have every right to change your vote by completing and returning the enclosed WHITE proxy card or by voting over the Internet or by mail by following the instructions provided on the enclosed WHITE proxy card or WHITE voting instruction form. Only the latest proxy you submit will be counted. If you vote using the proxy card sent to you by Knighted, it will result in the revocation of any previous vote you may have cast on the WHITE proxy card. If you wish to vote pursuant to the recommendations of our Board, you should disregard any proxy card that you receive other than the WHITE proxy card.
What if another matter is properly brought before the Annual Meeting?
Should any other business properly come before the meeting, the persons named on the proxies will have discretionary authority to vote the shares represented by such proxies in their best judgment, subject to compliance with Rule 14a-4(c) of the Exchange Act.

How do I vote?
With respect to Proposals 1 and 2, you may vote “FOR” or “WITHHOLD” on the Class B and Class C director nominees to the Board. With respect to Proposals 3, 5, and 6, you may vote “FOR” or “AGAINST,” or you may abstain from voting. With respect to Proposal 4, you may vote “1 YEAR,” “2 YEARS” or “3 YEARS” for the frequency of future advisory votes on the compensation of executive officers or you may abstain.
Stockholder of Record – Shares Registered in Your Name: If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy via the Internet. Whether or not you plan to attend the virtual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual meeting and vote your shares even if you have already voted by proxy.
•	VOTE BY INTERNET.
Before The Meeting. Go to www.proxyvote.com and transmit your voting instructions up until 11:59 p.m. eastern time on [•], 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form to vote your shares.
During The Meeting. To vote online during the Annual Meeting, visit [•]. Have your proxy card in hand when you call and then follow the instructions.
•
VOTE BY MAIL. To vote by mail using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope we have provided or return it to c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095. If you return your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

•
VOTE BY PHONE. To vote by phone, use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. eastern time on [•], 2025. Have your proxy card in hand when you call and then follow the instructions.

Beneficial Owner – Shares Registered in the Name of a Broker or Bank: If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should receive a voting instruction form and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the internet as instructed by your broker or bank. To vote in real time at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of [•]. Stockholders may not cumulate votes in the election of directors.
If I am a stockholder of record and I do not vote, or if I return a WHITE proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, through the Internet, by phone, or by voting electronically at the Annual Meeting, your shares will not be voted.
If you return a signed and dated WHITE proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendation of the Board on all matters presented in this proxy statement. If you vote via the Internet using the website noted on your proxy card, you do not need to return your proxy card.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner whose shares of record are held by a bank, broker or other nominee (sometimes called “street name” or “nominee name”) as of the record date, you may instruct your bank, broker or other nominee how to vote your shares. If you do not give instructions to your bank, broker or other nominee, the bank, broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies (the “Broker Rules”), banks, brokers or other nominees have the discretion to vote on routine matters, but do not have the discretion to vote on non-routine matters.

Because the Annual Meeting is the subject of a contested solicitation, to the extent Knighted delivers its proxy materials to a broker who holds shares for a given stockholder, none of the matters to be voted on at the Annual Meeting will be considered a discretionary matter under the Broker Rules, and therefore, all of the matters to be voted at the Annual Meeting will be considered “non-routine.” In that case, if you hold your shares in the name of your bank, broker or other nominee that is subject to the Broker Rules, and you do not provide your bank, broker or other nominee with specific instructions regarding how to vote on a proposal to be voted on at the Annual Meeting, your bank, broker or other nominee will not be permitted to vote your shares on that proposal.
Street name stockholders should generally be able to vote by Internet or by signing, dating and returning a voting instruction form. Your bank, broker or other nominee is required to vote those shares in accordance with your instructions. However, the availability of Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name stockholder, then you may not vote your shares by ballot at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
What happens if I return a WHITE proxy card but give voting instructions for more than three Class B nominees?
If you are a stockholder of record and you vote “FOR” more than three Class B nominees on your WHITE proxy card, your votes on Proposal 1 for the election of Class B directors will be invalid and will not be counted. If you are a beneficial holder and you vote “FOR” more than three Class B nominees on your WHITE voting instruction form, your votes on Proposal 1 for the election of Class B directors will be invalid and will not be counted.
What happens if I return a WHITE proxy card but give voting instructions for less than three Class B nominees?
If you are a stockholder of record and you vote “FOR” with respect to fewer than three Class B nominees on your WHITE proxy card, your shares will only be voted “FOR” those nominees you have so marked. If you are a beneficial holder and you vote “FOR” with respect to fewer than three Class B nominees on your WHITE voting instruction form, your shares will only be voted “FOR” those Class B nominees you have so marked.
Will there be a proxy contest at the Annual Meeting?
Yes. We have received notices from Knighted, which owns along with its affiliates approximately 31.5% of our issued and outstanding common stock, expressing the intention of Knighted to (i) nominate three Class B director candidates for election to our Board at the Annual Meeting in opposition to the three Class B director nominees recommended by our Board, (ii) nominate three Class C director candidates for election to our Board at the Annual Meeting in opposition to the three Class C director nominees recommended by our Board, and (iii) propose the Knighted Director Removal Proposal.
You may receive proxy solicitation materials from Knighted or other persons or entities affiliated with Knighted, including an opposition proxy statement and proxy cards. The Board recommends that you disregard them. Please be advised that we are not responsible for the accuracy of any information provided by or relating to Knighted contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Knighted or any other statements that they may otherwise make.
You may receive multiple mailings from Knighted. You will also likely receive multiple mailings from us prior to the date of the Annual Meeting, so that our stockholders have our latest proxy information and materials to vote. Proxy cards provided by us will be WHITE. Please see “What should I do if I receive a proxy card from Knighted?” and “What does it mean if I receive more than one WHITE proxy card or voting instruction form?” below for more information.
If the Court rules that the Second Knighted Notice is invalid, then the Knighted Class C Nomination and the Knighted Director Removal Proposal cannot be brought before the Annual Meeting, and the Company will not recognize or tabulate any proxies or votes in favor of the Knighted Class C Nominees or the Knighted Director Removal Proposal at the Annual Meeting. As a result of the foregoing, the WHITE proxy card accompanying this proxy statement does not include the names of the Knighted Class C Nominees on a “universal proxy card.” Accordingly, if you wish to vote for any of the Knighted Class C Nominees you would need to vote on Knighted’s proxy card. In addition, if you wish to vote on the Knighted Director Removal Proposal you would need to vote on Knighted’s proxy card. Our Board does NOT recommend that stockholders vote for any of the Knighted Nominees or in favor of the Knighted Director Removal Proposal. In the event the Court finds that the Second Knighted Notice is valid, the Company will amend this proxy statement and furnish to stockholders a new WHITE proxy card which will include the Knighted

Class C Nominees, and the Company will provide stockholders with sufficient time to receive such proxy materials and cast their votes on such new WHITE proxy card prior to the Annual Meeting (or any postponement or adjournment thereof). If the Second Knighted Notice is deemed by the Court to be valid, no proxies or votes received on the Company’s previously circulated WHITE proxy card will be recognized or tabulated at the Annual Meeting. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this proxy statement, and the Court rules that the Second Knighted Notice is valid, your votes will not be recognized or tabulated, and you will have to vote again on the universal proxy card that contains the Knighted Class C Nominees for your vote to be counted.
What should I do if I receive a proxy card from Knighted?
Our Board does not endorse any of the Knighted Nominees or the Knighted Director Removal Proposal and strongly urges you NOT to sign or return any proxy card or voting instruction form that you may receive from Knighted or any person other than us, including to vote “withhold” with respect to the Knighted Nominees or vote “against” on the Knighted Director Removal Proposal. If you wish to vote pursuant to the recommendation of our Board, you should disregard any proxy card that you receive other than the WHITE Proxy Card.
A stockholder wishing to vote for any of the Knighted Class C Nominees or vote on the Knighted Director Removal Proposal can only do so on Knighted’s proxy card. Our Board does NOT recommend that stockholders vote for any of the Knighted Nominees or in favor of the Knighted Director Removal Proposal.
What does it mean if I receive more than one WHITE proxy card or voting instruction form?
You may receive more than one set of these proxy materials, including multiple copies of this proxy statement and multiple WHITE proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one WHITE proxy card. To ensure that all of your shares are voted, please vote using each WHITE proxy card or voting instruction form you receive or, if you vote over the Internet, you will need to enter each of your control numbers. Remember, you may vote over the Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided, or by voting at the Annual Meeting.
Because Knighted may send solicitation materials to stockholders, you may receive proxy cards from both us and Knighted. To ensure that stockholders have our latest proxy information and materials to vote, the Board may conduct multiple mailings prior to the date of the Annual Meeting, each of which will include a WHITE proxy card. The Board encourages you to vote each WHITE proxy card you receive.
THE BOARD STRONGLY URGES YOU TO REVOKE ANY PROXY CARD OR VOTING INSTRUCTION FORM YOU MAY HAVE RETURNED WHICH YOU RECEIVED FROM KNIGHTED.
THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM KNIGHTED, EVEN AS A PROTEST VOTE AGAINST KNIGHTED’S PROPOSAL OR KNIGHTED’S NOMINEES.
Who is paying for this proxy solicitation?
The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this proxy statement, the WHITE proxy card and any additional soliciting materials furnished to stockholders by or on behalf of the Company, will be borne by the Company. Copies of soliciting material will be furnished to banks, brokerage firms, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2024 Annual Report, which includes our Form 10-K for the year ended December 31, 2024, to beneficial owners. In addition, we will reimburse these persons for their reasonable out-of-pocket expenses in forwarding these materials to the beneficial owners.
In addition to these mailed proxy materials and the use of the Internet, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Appendix A to this proxy statement sets forth information relating to our directors, director nominees, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, e-mail, personal solicitation or other means, by directors, officers or employees of the Company, without additional compensation. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.
We have engaged the proxy solicitation firm of Mackenzie Partners (“Mackenzie”) to solicit proxies from stockholders in connection with the Annual Meeting. Mackenzie expects that approximately 25 of its employees will assist in the solicitation of proxies. Under our agreement with MacKenzie, we anticipate that MacKenzie will receive a fee of $[•] plus certain out-of-pocket expenses, which are not expected to exceed $[•] in total. The Company also agreed to indemnify MacKenzie against certain liabilities relating to, or arising out of, its retention. MacKenzie will solicit proxies by mail, telephone, facsimile and email.
We estimate that our additional out-of-pocket expenses beyond those normally associated with soliciting proxies for the Annual Meeting as a result of the potential proxy contest will be approximately $[•] in the aggregate, of which approximately $[•] has been incurred as of the date of this proxy statement. Such additional solicitation costs are expected to include the fees incurred to retain Mackenzie as our proxy solicitor, as discussed above, fees of outside legal, public relations and other advisors to advise the Company in connection with a possible contested solicitation of proxies, litigation costs and other costs incidental to the solicitation, including increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage firms and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent Inspector of Election.
Can I change my vote or revoke my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date (which automatically revokes the earlier proxy).
•	You may grant a subsequent proxy through the Internet.
•	You may send a timely written notice that you are revoking your proxy to our Secretary at our principal executive offices at 745 Fifth Avenue, Suite 500, New York, NY 10151.
•
You may attend the virtual Annual Meeting and vote online by following the instructions posted at [•]. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting virtually, we recommend that you also submit your proxy or voting instructions or vote through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card or internet proxy is the one that is counted.
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank. Street name stockholders may only vote at the Annual Meeting if they obtain a legal proxy from the broker, bank or other nominee that holds their shares.
What vote is required to approve each proposal?
Proposal 1 - Directors are elected by a plurality of the votes cast by the holders of shares of common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the three Class B nominees receiving the highest number of “FOR” votes will be elected.
Proposal 2 - Directors are elected by a plurality of the votes cast by the holders of shares of common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the three Class C nominees receiving the highest number of “FOR” votes will be elected.
Proposal 3 - The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for Fiscal Year 2023 as disclosed in this proxy statement.
Proposal 4 - The selection of the three options presented receiving the highest number of votes for such option will be the option recommended by stockholders, on a non-binding advisory basis, for the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Proposal 5 - The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy will be required to ratify the appointment of ZH CPA, LLC as our independent registered public accounting firm for fiscal year 2024.
Proposal 6 - The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy will be required to ratify the appointment of ZH CPA, LLC as our independent registered public accounting firm for fiscal year 2025.
Votes withheld and broker non-votes, if any, will have “NO EFFECT” on Proposals 1 and 2. Abstentions will have the same effect as “AGAINST” votes on Proposals 3, 5 and 6. Abstentions will have “NO EFFECT” on Proposal 4. Broker non-votes, if any, will have “NO EFFECT” on Proposals 3, 4, 5 and 6 if all the proposals at the Annual Meeting are considered “non-routine”.
In February 2024, the Company granted to certain of its officers and directors restricted stock units (the “February RSUs”), which vested (i) twenty-five percent (25%) immediately upon granting and (ii) the remaining in three equal successive installments upon the recipient’s completion of each six month period of service over the eighteen month period measured from the date of grant. Pursuant to a letter from the Company to the Delaware Court of Chancery and a subsequent order from such court, the Company has agreed to treat the shares of common stock issued in connection with the February RSUs as having not been authorized to vote at the Annual Meeting, and thus, as not having any voting power present for purposes of the votes with respect to the Proposals listed herein or any other proposals voted on at the Annual Meeting. As such, the Inspector of Election will not count the shares of common stock issued in connection with the February RSUs in either the numerator or the denominator for purposes of the votes on any proposals voted on at the Annual Meeting.
Is cumulative voting permitted for the election of directors?
No. You will not be permitted to cumulate your votes for the election of directors.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting are deemed present at the Annual Meeting, virtually or represented by proxy. On the record date, there were [•] shares outstanding and entitled to vote, which number does not include the shares of Common Stock issued in connection with the February RSUs. Thus, the holders of [•] shares must be deemed present virtually or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote electronically at the Annual Meeting. “Withhold” votes, abstentions and broker non-votes will be counted towards the quorum requirement (except if Knighted delivers proxy materials to you and you do not provide any voting instructions to your broker). If there is no quorum, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote thereat may adjourn the Annual Meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
We expect to announce preliminary voting results at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
How can I obtain electronic access to the proxy materials?
This proxy statement, our Annual Report on Form 10-K, and any amendments thereto, for the year ended December 31, 2024, are available on our investor relations website at https://ir.alliedgaming.gg/sec-filings.

IMPORTANT
Knighted may send you solicitation materials in an effort to solicit your vote to, among other things, elect up to six of the Knighted Nominees to the Board at the Annual Meeting at which three Class B directors and three Class C directors are to be elected. THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM KNIGHTED OR ANY PERSON OTHER THAN THE COMPANY.
Your vote at the Annual Meeting is especially important, no matter how many or how few shares you own. Please vote using the enclosed WHITE proxy card and vote “FOR” the Company’s three Class B and three Class C director nominees.
Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this proxy statement.
If you have any questions or need assistance in voting your shares, please contact our proxy solicitor:
Mackenzie Partners
7 Penn Plaza, Suite 503
New York, New York 10001
Call Toll Free: (800) 322-2885
Banks and Brokers Call: (212) 929-5500

BACKGROUND OF THE SOLICITATION
The following outlines certain material events leading up to this proxy solicitation.
On May 13, 2020, Knighted filed a Schedule 13G with the SEC disclosing its ownership position in our Company and subsequently converted its Schedule 13G to a Schedule 13D on January 29, 2021 (the “Schedule 13D”).
Between January 29, 2021 and February 6, 2024, Knighted filed six amendments to the Schedule 13D to reflect increases in its ownership position in our Company, including a significant increase in its holdings in December 2023.
On March 7, 2024, Knighted initiated litigation against our Company, as a nominal defendant, members of the Board of Directors, and other defendants in the Delaware Court of Chancery (the “Delaware Court”) asserting claims for breach of fiduciary duty against certain members of the Board, based in part on the Company’s transaction with Elite Fun Entertainment Co., Ltd. (“Knighted I Action”).
On March 15, 2024, Knighted submitted an advance notice of nomination to us nominating three candidates for election at the 2024 Annual Meeting.
On June 15, 2024, the Board approved several resolutions relating to the 2024 Annual Meeting, including, among others, resolutions to (i) allow Knighted and Roy Choi, principal of Knighted, to acquire additional shares of common stock of the Company, (ii) cause shares of common stock of the Company subject to restricted stock awards previously granted to certain executive officers and directors of the Company to abstain from voting at the 2024 Annual Meeting, and (iii) waive certain advance notice requirements for Knighted’s proposals for the 2024 Annual Meeting.
On June 20, 2024, as a result of the Board taking the foregoing actions, the Delaware Court entered an order granting in part our Company’s and Board of Directors’ motion to dismiss the Knighted I Action as moot. In October 2024, the Delaware Court closed the Knighted I Action.
On July 17, 2024, Knighted delivered an Amended and Restated Notice of Nomination (the “Amended Notice”) to us.
On October 31, 2024, Knighted sent us a supplemental notice to the Amended Notice to amend its proposals set forth in the Amended Notice to include additional proposals with respect to bylaw amendments and provide certain updates with respect to each Knighted Nominee.
On November 12, 2024, Knighted filed a second lawsuit against our Company, as a nominal defendant, members of the Board of Directors, and others in the Delaware Court, again asserting claims for breach of fiduciary duty against certain members of the Board premised on the Yellow River Transaction (“Knighted II Action”).
On April 25, 2025, Mr. Zongmin Ding resigned from the Board, and certain defendants in the Knighted II Action filed an Emergency Motion to Dismiss the Action as Moot, or, in the Alternative, to Stay the Action Pending the 2024-2025 Annual Meeting (the “Mootness Motion”).
Also, on April 25, 2025, the Company entered into a Termination Agreement (the “Termination Agreement”) with Blue Planet New Energy Technology Limited, pursuant to which the parties thereto agreed to mutually terminate their Share Purchase Agreement.
In addition, on April 25, 2025, the Board approved several resolutions relating to the Annual Meeting, including, among others, that until the occurrence of the Annual Meeting, the Company shall not, among other things, take any action to invalidate those three certain nominees proposed by Knighted for election as Class B directors to the Board in opposition to the Company’s directors at the Annual Meeting.
On April 29, 2025, the Delaware Court entered an Order Granting with Modifications the Mootness Motion.
On May 22, 2025, the Delaware Court entered an Order Staying Action and Preserving Status Quo Pending 2024/2025 Annual Meeting.
On June 2, 2025, Knighted submitted the Second Knighted Notice to us nominating three Class C director nominees for election at the Annual Meeting along with the Knighted Director Removal Proposal.

On June 11, 2025, the Company commenced a lawsuit against Knighted in the federal district court for the Central District of California claiming violations of Section 13(d) of the Exchange Act and seeking, among other remedies, (i) injunctive relief ordering Knighted to file an appropriate Schedule 13D for their entire group and enjoining Knighted from making any effort to change control of the Company pending completion of those Schedule 13D filings, and (ii) declaratory relief stating that the Second Knighted Notice is invalid, and therefore that the Knighted Class C Nomination and the Knighted Director Removal Proposal are void.
On June 13, 2025, we filed this preliminary proxy statement with the SEC in connection with the Annual Meeting.

BOARD OF DIRECTORS
Our Second Amended and Restated Certificate of Incorporation provides for a classified Board of Directors in which directors are divided into three classes, designated as Class A, Class B and Class C. Each class serves staggered, three-year terms. We currently have seven directors serving on our Board of Directors.
The terms of office of our Class A directors will expire at the annual meeting of stockholders to be held in 2026, and the terms of office of our Class C directors will expire at the Annual Meeting. As disclosed previously, the Company did not hold an annual meeting of stockholders in 2024, therefore Messrs. Lu, Sun and Qin, the Class B directors whose terms would have expired in 2024 at the annual meeting, continued to serve until the Annual Meeting.
If elected at the Annual Meeting, each of our Class B director nominees will hold office until the 2027 annual meeting of stockholders or until his or her successor is elected and shall have qualified, or until his or her earlier death, resignation, removal or disqualification. If elected at the Annual Meeting, each of our Class C director nominees will hold office until the 2028 annual meeting of stockholders or until his or her successor is elected and shall have qualified, or until his or her earlier death, resignation, removal or disqualification.
The following chart sets forth the current three classes of directors.

Director Nominee/Director	Class	Expiration of Term of Director
Yangyang Li	Class A	2026
Jingsheng (Jason) Lu	Class B	2024*
Mao Sun	Class B	2024*
Guanzhou (Jerry) Qin	Class B	2024*
Yushi Guo	Class C	2025
Yuanfei Qu**	Class C	2025
Chi Zhao	Class C	2025

*	Serving until the Annual Meeting to be held on [•].
**
Mr. Yuanfei Qu will not stand for reelection at the Annual Meeting as a Class C Director and the Nominating and Corporate Governance Committee has recommended and the Board has elected Mr. Roy Anderson as a Class C Director Nominee at the Annual Meeting.

Our Nominating and Corporate Governance Committee seeks to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and management experience necessary to oversee and direct our business. To that end, the Nominating and Corporate Governance Committee has evaluated the Board of Director’s current members in the broader context of the Board of Director’s overall composition. The Nominating and Corporate Governance Committee maintains a goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board.
Our Board of Directors has nominated, at the recommendation of the Nominating and Governance Committee, for election at the Annual Meeting each of (i) Jingsheng (Jason) Lu, Mao Sun, and Guanzhou (Jerry) Qin as Class B directors to serve until the 2027 annual meeting of stockholders or until their successors are duly qualified and elected or until their earlier death, resignation, disqualification or removal (see section “PROPOSAL 1 – ELECTION OF CLASS B DIRECTORS” below) and (ii) Yushi Guo, Roy Anderson, and Chi Zhao as Class C directors to serve until the 2028 annual meeting of stockholders or until their successors are duly qualified and elected or until their earlier death, resignation, disqualification or removal (see section “PROPOSAL 2 – ELECTION OF CLASS C DIRECTORS” below).
If elected, the Company’s director nominees have consented to serve as our directors, to hold office until the expiration of his or her term and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier death, resignation, disqualification or removal. If any Company director nominee should withdraw or otherwise become unavailable to serve, the proxies which would have otherwise been voted for that director nominee may be voted for a substitute director nominee selected by our Board. We are not aware of any reason that any Company nominee will be unable or unwilling to serve as a director.
See section “CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS” below for the biography of each of our current directors.

PROPOSAL 1

ELECTION OF CLASS B DIRECTORS
The following table sets forth each of the Company’s Class B director nominees to be elected at the Annual Meeting, the year the nominee was first appointed as a director, the position(s) currently held by the nominee with us and the year the nominee’s term will expire, if such nominee is elected at the Annual Meeting. The Company nominee’s biography, as well as the biographies of our directors who are continuing in office, are set forth later in this proxy statement under the caption “Current Directors, Director Nominees and Executive Officers – Our Board of Directors.”

Name of Nominee	Position(s) with the Company	Year First Became a Director	Year Proposed Term Will Expire
Jingsheng (Jason) Lu	Director	2021	2027
Guanzhou (Jerry) Qin	Director	2021	2027
Mao Sun	Director	2024	2027

We have received notice from Knighted, which together with the other participants in Knighted’s solicitation, owns along with its affiliates approximately 31.5% of our issued and outstanding common stock, expressing the intention of Knighted to nominate three Class B director candidates for election to our Board at the Annual Meeting at which three Class B directors are standing for election. Our Board does not endorse any of the Knighted Nominees and urges you NOT to sign or return any proxy card or voting instruction form that may be sent to you by Knighted. If you have already voted using Knighted’s proxy card or voting instruction form, you have every right to change your vote by using the WHITE proxy card or voting instruction form or by voting over the Internet or by attending the Annual Meeting and voting during the Annual Meeting. Only the latest dated, valid proxy that you submit will be counted—any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Mackenzie, toll free at (800) 322-2885.
Our Board does NOT recommend that stockholders vote for any of the Knighted Nominees. In the event that Knighted withdraws its nominees, abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of Knighted Nominees will be disregarded and not be counted. For additional information regarding Knighted Nominees and any other related information, please refer to Knighted’s proxy statement.
You may receive solicitation materials from Knighted, including proxy statements and proxy cards. We are not responsible for the accuracy or completeness of any information provided by or relating to Knighted or its nominees contained in solicitation materials filed or disseminated by or on behalf of Knighted or any other statements Knighted may make. Stockholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the applicable party with the SEC in connection with the Annual Meeting at the SEC’s website https://www.sec.gov.
See section “CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS” below for the biography of each Class B director up for reelection at the Annual Meeting.
Vote Required
Directors are elected by a plurality of the votes cast by the holders of shares of common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the three Class B director nominees in Proposal 1 receiving the highest number of “FOR” votes will be elected.
The Board of Directors unanimously recommends that you vote only “FOR” the election of the Company’s three Class B director nominees named above on the enclosed WHITE proxy card.

PROPOSAL 2

ELECTION OF CLASS C DIRECTORS
The following table sets forth each of the Company’s Class C director nominees to be elected at the Annual Meeting, the year the nominee was first appointed as a director, the position(s) currently held by the nominee with us and the year the nominee’s term will expire, if such nominee is elected at the Annual Meeting. Mr. Yuanfei Qu, a current Class C Director, will not stand for reelection at the Annual Meeting as a Class C Director, and the Nominating and Corporate Governance Committee has recommended, and the Board has elected, Mr. Roy Anderson as a Class C Director Nominee at the Annual Meeting. The Company nominee’s biography, as well as the biographies of our directors who are continuing in office, are set forth later in this proxy statement under the caption “Current Directors, Director Nominees and Executive Officers – Our Board of Directors.”

Name of Nominee	Position(s) with the Company	Year First Became a Director	Year Proposed Term Will Expire
Roy Anderson	Chief Financial Officer	—	2028
Yushi Guo	Director	2022	2028
Chi Zhao	Director	2024	2028

We have received notice from Knighted, which together with the other participants in Knighted’s solicitation, owns along with its affiliates approximately 31.5% of our issued and outstanding common stock, expressing the intention of Knighted to, among other things, nominate three Class C director candidates for election to our Board at the Annual Meeting at which three Class C directors are standing for election. Our Board does not endorse any of the Knighted Nominees and urges you NOT to sign or return any proxy card or voting instruction form that may be sent to you by Knighted. If you have already voted using Knighted’s proxy card or voting instruction form, you have every right to change your vote by using the WHITE proxy card or voting instruction form or by voting over the Internet or by attending the Annual Meeting and voting during the Annual Meeting. Only the latest dated, valid proxy that you submit will be counted—any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Mackenzie, toll free at (800) 322-2885.
Because of the relief sought by us in the Court regarding the election of the Knighted Class C Nominees, we have not included the Knighted Class C Nominees on the Company’s WHITE proxy card. Accordingly, if you wish to vote for any of the Knighted Class C Nominees you would need to vote on Knighted’s proxy card.
Our Board does NOT recommend that stockholders vote for any of the Knighted Nominees. In the event that Knighted withdraws its nominees, abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of Knighted’s nominees will be disregarded and not be counted. For additional information regarding Knighted’s nominees and any other related information, please refer to Knighted’s proxy statement.
You may receive solicitation materials from Knighted, including proxy statements and proxy cards. We are not responsible for the accuracy or completeness of any information provided by or relating to Knighted or its nominees contained in solicitation materials filed or disseminated by or on behalf of Knighted or any other statements Knighted may make. Stockholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the applicable party with the SEC in connection with the Annual Meeting at the SEC’s website https://www.sec.gov.
See section “CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS” below for the biography of each Class C director up for reelection and the Class C director nominee at the Annual Meeting.
Vote Required
Directors are elected by a plurality of the votes cast by the holders of shares of common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the three Class C director nominees in Proposal 2 receiving the highest number of “FOR” votes will be elected.
The Board of Directors unanimously recommends that you vote only “FOR” the election of the Company’s three Class C director nominees named above on the enclosed WHITE proxy card.

PROPOSAL 3
NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR FISCAL YEAR 2023
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers for Fiscal Year 2023. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote every three years, subject to the outcome of the advisory vote on the frequency of future advisory votes on named executive officer compensation, as discussed in Proposal 4.
Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.
We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this proxy statement, which describe the compensation of our named executive officers.
We are asking our stockholders to approve, on a non-binding advisory basis, the compensation of our named executive officers for Fiscal Year 2023 as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.
Vote Required
The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for Fiscal Year 2023 as disclosed in this proxy statement.
The Board of Directors unanimously recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for Fiscal Year 2023 as disclosed in the proxy statement.

PROPOSAL 4
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
In Proposal 3, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers for Fiscal Year 2023. In this Proposal, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain. This vote is required by Section 14A of the Exchange Act.
Our Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, our Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.
In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years. The next advisory vote on the frequency of the executive compensation advisory vote shall occur at the 2030 annual meeting of stockholders.
After careful consideration, our Board believes that the executive compensation advisory vote should be held every three years, and therefore our Board unanimously recommends that you vote for a frequency of every “3 YEARS” for future executive compensation advisory votes. Consistent with the Company’s policy, the Compensation Committee reviews the executive compensation on an annual basis. The Board believes that an executive compensation advisory vote every three years will provide the Board sufficient insight into our stockholders views on corporate governance and executive compensation matters.
The approval of this Proposal 4 requires the vote of a majority of the stock represented and entitled to vote at the meeting virtually or represented by proxy is required for the approval of this proposal. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, our Board will consider the outcome of the vote when determining the frequency of future non-binding advisory votes on executive compensation. Moreover, because this vote is non-binding, our Board may determine the frequency of future advisory votes on executive compensation in its discretion.
Vote Required
The selection of the three options presented receiving the highest number of votes for such option will be the option recommended by stockholders, on a non-binding advisory basis, for the frequency of future advisory votes on the compensation of the Company’s named executive officers.
The Board of Directors unanimously recommends that you vote every “3 YEARS” as the preferred frequency of future advisory votes on the compensation of our named executive officers.

PROPOSAL 5
RATIFICATION OF THE APPOINTMENT OF ZH CPA, LLC TO ACT AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDED DECEMBER 31, 2024
Our Board and management are committed to the quality, integrity and transparency of the Company’s financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of our Board, which consists of entirely independent directors, has appointed ZH CPA, LLC as our independent registered public accounting firm for our fiscal year ended December 31, 2024. In November 2022, we announced that our Audit Committee had approved the engagement of ZH CPA, LLC as our independent registered public accounting firm, replacing Marcum LLP, our prior independent registered public accounting firm.
A representative of ZH CPA, LLC is expected to attend the Annual Meeting and he or she will be available to respond to appropriate questions from stockholders.
We are not required by statute or our Bylaws or other governing documents to obtain stockholder ratification of the appointment of ZH CPA, LLC as our independent registered public accounting firm. The Audit Committee has submitted the selection of ZH CPA, LLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee may reconsider its selection. Notwithstanding the proposed ratification of the selection of ZH CPA, LLC by the stockholders, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.
Change of Independent Public Accountants
As previously reported on the Company’s Current Report on Form 8-K, dated November 23, 2022, the Audit Committee conducted a comprehensive, competitive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2023. On November 22, 2022, the Company dismissed Marcum LLP as the Company’s independent registered public accounting firm in connection with auditing the Company’s financial statements for fiscal year 2022. The dismissal of Marcum LLP was approved by the Company’s Audit Committee on November 18, 2022.
The reports of Marcum on the Company’s audited consolidated financial statements for the two fiscal years ended December 31, 2021 and 2020 (the “Marcum Reports”) did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Marcum Reports included in the Company’s Annual Report on Form 10-K for the fiscal years ended December 31, 2021 and 2020, however, included an explanatory paragraph related to the substantial doubt about the Company’s ability to continue as a going concern. During the Company’s two fiscal years ended December 31, 2021 and 2020, and during the subsequent interim period preceding Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with the Marcum Reports. In connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022 (collectively, the “Reports”), Marcum advised the Company of the following categories of deficiencies that constitute material weaknesses in the Company’s internal controls over financial reporting, all of which were previously disclosed by the Company in the applicable Reports:
1.
inadequate internal controls over the timely preparation and filing of the consolidated financial statements, inadequate controls over the accounting for complex financial instruments (such as warrants), and untimely annual closing of the books;

2.	inadequate controls and procedures as they relate to completeness of information reported by certain third parties that process transactions related to specific revenue streams;
3.	inadequate segregation of duties resulting from limited accounting staff and resources;
4.	inadequate information technology general controls as it relates to user access and change management; and
5.	inadequate review of schedules utilized to record depreciation/amortization and stock-based compensation schedules.

The Company previously remediated deficiency items 1 and 2 above. Management has taken action, including the engagement of additional accounting personnel and compliance resources, to address the remaining material weaknesses. As of March 31, 2023, the Company believes item number 5 above is no longer an outstanding deficiency. Notwithstanding the material weaknesses in internal control over financial reporting described above, the Company’s management has concluded that its condensed consolidated financial statements included in the Reports are fairly stated in all material respects in accordance with accounting principles generally accepted in the United States of America.
Engagement of New Independent Registered Public Accounting Firm
On November 21, 2022, the Company’s Audit Committee approved the engagement of ZH CPA, LLC as the Company’s new independent registered public accounting firm to audit the Company’s financial statements commencing fiscal year 2022.
During the years ended December 31, 2021 and 2020 and through November 22, 2022, neither the Company nor anyone on its behalf consulted ZH CPA, LLC regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).
Vote Required
The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy is required to ratify the appointment of ZH CPA, LLC as our independent registered public accounting firm for fiscal year 2024.
The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of ZH CPA, LLC as our independent registered public accounting firm for fiscal year 2024.

PROPOSAL 6

RATIFICATION OF THE APPOINTMENT OF ZH CPA, LLC TO ACT AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2025
Our Board of Directors and management are committed to the quality, integrity and transparency of the Company’s financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of our Board of Directors, which consists of entirely independent directors, has appointed ZH CPA, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2025.
A representative of ZH CPA, LLC is expected to attend the Annual Meeting and he or she will be available to respond to appropriate questions from stockholders.
We are not required by statute or our Bylaws or other governing documents to obtain stockholder ratification of the appointment of ZH CPA, LLC as our independent registered public accounting firm. The Audit Committee has submitted the selection of ZH CPA, LLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee may reconsider its selection. Notwithstanding the proposed ratification of the selection of ZH CPA, LLC by the stockholders, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year without notice to, or the consent of, the stockholders, if the Audit Committee determines that such a change would be in our best interests and the best interests of our stockholders.
Vote Required
The affirmative vote of the holders of a majority of the shares of common stock represented and entitled to vote at the meeting virtually or by proxy is required to ratify the appointment of ZH CPA, LLC as our independent registered public accounting firm for fiscal year 2025.
The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of ZH CPA, LLC as our independent registered public accounting firm for fiscal year 2025.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees Paid to Independent Registered Public Accounting Firms
The following table shows the fees that were billed for audit and other services provided by the Company’s previous registered independent public accounting firm, Marcum LLP, during the 2022 fiscal year, and the Company’s current independent public accounting firm, ZH CPA, LLC, during the 2022, 2023 and 2024 fiscal years:

	Marcum	ZH CPA, LLC
	For the Fiscal Year Ended December 31,	For the Fiscal Years Ended December 31,
	2022	2024	2023	2022
Audit Fees(1)	$168,075	$325,000	$205,000	$198,000
Audit-Related Fees(2)	47,000	80,000	35,000	30,000
Tax Fees(3)	—	—	—	—
All Other Fees(4)	—	20,000	30,000	—
Total Fees	$215,075	$425,000	$270,000	$228,000

(1)
Audit Fees consist of fees for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees consist principally of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but not reported under the caption Audit Fees above. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The Audit Committee approved 100% of the services described herein.

(3)	Tax Fees typically consist of fees for tax compliance, tax advice, and tax planning.
(4)	All Other Fees typically consist of fees for permitted non-audit products and services provided.
Pre-Approval Policy
The Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

CURRENT DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS
Our Board of Directors
Our Second Amended and Restated Certificate of Incorporation provides for a classified Board of Directors in which directors are divided into three classes, designated as Class A, Class B and Class C. Each class serves staggered, three year terms. We currently have seven directors serving on our Board.
Set forth below are the names and certain information about each of our directors and director nominee as of June [•], 2025. The information presented includes each director’s age, principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years. In addition, the table contains information about the specific and particular experience, qualifications, attributes or skills of each director nominee. Mr. Yuanfei Qu, a current Class C Director, will not stand for reelection at the Annual Meeting as a Class C Director, and the Nominating and Corporate Governance Committee has recommended, and the Board has elected, Mr. Roy Anderson as a Class C Director Nominee at the Annual Meeting.

Name	Director Class	Positions and Offices Held	Director Since	Director Term Expires	Age
Yangyang Li	Class A	President, Director, Chairman	2021	2026	46
Mao Sun	Class B	Director	2024	2024*	49
Jingsheng (Jason) Lu	Class B	Director	2021	2024*	46
Guanzhou (Jerry) Qin	Class B	Director	2021	2024*	46
Yushi Guo	Class C	Director	2022	2025	53
Yuanfei Qu	Class C	Director	2022	2025	46
Chi Zhao	Class C	Director	2024	2025	38
Roy Anderson	—	Chief Financial Officer	—	—	66

*	Serving until the Annual Meeting to be held on [•].

Name of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies
CLASS A DIRECTOR

Yangyang Li
Yangyang Li is a seasoned entrepreneur and executive leader with over two decades of experience founding, leading, and advising publicly listed companies across media, technology, advertisement, Saas and international business. Known for his visionary leadership and cross-border operational expertise, Mr. Li brings strategic insight and deep capital markets experience to the Company’s Board and executive team.

Mr. Li began his career in international trade and commercial aerospace, serving in 2001 as Assistant President of China Great Wall Industry Corporation. In 2003, he founded Business Media China Group (Frankfurt Stock Exchange: BMC) and served as its CEO, leading it to a market capitalization exceeding RMB 5 billion by 2005. He later served as Chairman of Elephant Media Group in 2008.

Since 2014, Mr. Li has held the position of Chairman of the Board at World Business Services Union and Choi Shun Investment, overseeing investment strategy and multinational business development across Asia and Europe. From June 2020 to September 2022, Mr. Li served as Chairman and Executive Director, and later as Non-Executive Chairman, of Ourgame International Holdings Limited, a Hong Kong-listed entertainment company.

Mr. Li has served as President of the Company since April 2024, a director since 2021, and as Chairman of the Board since December 2021. Under his leadership, the Company has expanded its global footprint and accelerated its transformation into a diversified experiential entertainment platform.

Name of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies
Mr. Li holds a Bachelor of Business Administration from the University of International Business & Economics in Beijing, China.

The Board believes Mr. Li’s extensive leadership experience with global public companies and his entrepreneurial track record make him exceptionally well-qualified to continue serving as a member of our Board, guiding the Company’s long-term strategy and growth.

CLASS B DIRECTORS AND DIRECTOR NOMINEES

Mao Sun	Mao Sun has served as a member of our Board of Directors since July 2024, bringing over two decades of leadership experience in finance, corporate governance, and strategic advisory to the Company.

Mr. Sun previously served as Chief Financial Officer of Hero Innovation Group Inc., a publicly traded Canadian company, from June 2020 to February 2023. He was subsequently appointed Chief Executive Officer from February 2023 to April 2024, and also served as a member of the company’s board of directors from February 2023 to December 2024. Since 2020, Mr. Sun has also held the role of Chief Financial Officer at Nickel North Exploration Corp. A seasoned financial professional, Mr. Sun is a founding partner of Mao & Ying LLP, a private accounting and consulting firm he established in 2009, which specializes in tax, assurance, and management consulting services. Prior to that, he served as Audit Manager at KPMG in Vancouver from 2004 to 2009, where he managed audit engagements for a range of public and private companies.

Mr. Sun has extensive public board experience. He served as an independent director of SouthGobi Resources Ltd., a dual-listed company on the Hong Kong Exchange and TSX Venture Exchange, from December 2015 to June 2024. He also held directorships at Wildsky Resources Inc. (2017–2020) and Yalian Steel Corporation (2012–2013).

Mr. Sun holds a Master’s degree in International Affairs, specializing in International Finance and Business, from Columbia University, and a Bachelor of Science in Computer Science from Nanjing University in China. He is a Chartered Professional Accountant (CPA) in Canada and British Columbia, and a member of the Canadian Institute of Corporate Directors. The Board believes Mr. Sun’s extensive experience in corporate finance, executive management, and public company governance make him a valuable contributor and well-qualified to continue serving as a member of our Board.

Jingsheng (Jason) Lu
Jingsheng Lu has served as a director of the Company since 2021 and brings deep expertise in entertainment, gaming, corporate finance, strategic management, and cross-border M&A to the Board in public companies. He holds CPA certificates in US, Canada and China.

Mr. Lu currently serves as the Chairman, Executive Director, and Chief Financial Officer of Ourgame, a prominent digital entertainment company. He previously served as Chief Executive Officer of Ourgame from May 1, 2021, to February 17, 2025, and was an Independent Director of Ourgame from June 2020 to April 2021, demonstrating a consistent track record of leadership across key roles within the organization.

Name of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies

Earlier in his career, Mr. Lu held multiple senior executive and board positions at leading public and private companies in China’s media and entertainment sector. He served as a Director of Zhejiang Xiangyuan Culture Co., Ltd. (Shanghai Stock Exchange: 600576), a publicly listed cultural enterprise, where he also led the strategic merger and acquisition of Xtone Animation Co., Ltd., serving as Co-CEO of Xtone from 2015 to 2017. He was also Chief Financial Officer of Beijing International Advertising & Communication Group from 2018 to 2019.

Mr. Lu began his career in public accounting, spending over nine years as a Senior Audit Manager at Deloitte, where he managed audit engagements for multinational clients across various sectors.

Mr. Lu holds a Bachelor of Economics from the University of International Business and Economics in Beijing. He is a non-practicing Certified Public Accountant in China (since 2007), a member of the American Institute of Certified Public Accountants (AICPA) (since 2009), and a Chartered Professional Accountant of Canada (since 2024).

The Board believes that Mr. Lu’s extensive leadership experience, combined with his strong financial and audit background, makes him a highly valuable contributor and well-qualified to continue serving as a member of our Board.

Guanzhou (Jerry) Qin
Guanzhou (Jerry) Qin is an accomplished finance executive with over two decades of leadership experience spanning Fortune 500 corporations, public companies, global technology firms, and high-growth startups. He brings to the Board deep expertise in financial strategy, operational management, and cross-border business execution across both developed and emerging markets.

Mr. Qin has served as a member of the Company’s Board of Directors since 2021. He is currently the Chief Financial Officer of Novlead Inc., a role he has held since November 2021. Prior to that, he was Finance Director of the Content Business at Tencent Holdings (0700.HK) from February 2020 to November 2021, where he oversaw financial operations in one of China’s most dynamic digital entertainment divisions. From September 2018 to February 2020, he served as Head of Finance at Aibee Inc., a leading artificial intelligence startup, contributing to its rapid growth and operational scale-up.

Earlier in his career, Mr. Qin held senior regional finance leadership roles as Senior Finance Director of Asia-Pacific at TripAdvisor (Nasdaq: TRIP) and Glu Mobile (Nasdaq: GLUU) from 2012 to 2018. He also held key finance roles at Johnson & Johnson China and Motorola China, serving as Financial Controller from 2003 to 2009. He began his career as a consultant at Andersen/PwC, where he built a solid foundation in financial auditing and advisory services.

Mr. Qin holds an International MBA jointly awarded by Peking University and Fordham University, and a Bachelor of Economics from the University of International Business and Economics in Beijing. He is a Certified Practising Accountant (CPA) of Australia.

The Board believes that Mr. Qin’s blend of financial leadership in multinational corporations, hands-on startup experience, and deep technical knowledge in accounting and finance make him a highly valuable contributor and well-qualified to continue serving as a member of our Board.

CLASS C DIRECTORS AND DIRECTOR NOMINEES

Yushi Guo	Yushi Guo is a proven entrepreneur, management and human resources consultant, and board advisor with over two decades of experience advising leadership teams across industries.

Name of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies

Earlier in his career, Mr. Guo held senior consulting roles at top-tier global firms. He served as Client Partner at Korn Ferry International from 2009 to 2011, and as a consultant at Gallup Consulting from 2003 to 2009, where he worked with Fortune 500 clients on leadership effectiveness, organizational development, and performance strategy.

Mr. Guo is the Founder and CEO of PanoSoar Management Technology Co., Ltd., a company dedicated to developing digital platforms that empower small and medium-sized enterprises through technological innovation. In 2011, he founded Beijing Panorfinity Consulting Co., Ltd., a boutique consulting firm specializing in management consulting, board advisory, and executive search for growth-stage and established companies.

Mr. Guo holds multiple advanced degrees: a Master of Business Administration from Emory University, a Master of Science in Leisure Studies from the University of Illinois at Urbana-Champaign, and both a Master of Science in Ecology and Bachelor of Science from Beijing Forestry University.

Mr. Guo has served as a director of the Company since 2022. From November 2021 to July 2024, he served as an Independent Non-Executive Director of Ourgame International Holdings Limited, where he provided strategic oversight and board-level advisory during a pivotal phase of transformation.

The Board believes that Mr. Guo’s extensive background in management consulting, boardroom strategy, and entrepreneurial innovation makes him well-qualified to continue serving as a member of our Board, contributing to the Company’s long-term success.

Yuanfei (Cliff) Qu
Yuanfei (Cliff) Qu is a seasoned investment executive and cross-border business strategist with over 20 years of experience in portfolio management, and emerging technology across Asia. He has served as a director of the Company since 2022 and is not standing for re-election at the upcoming Annual Meeting.

From July 2020 to March 2023, Mr. Qu was Vice President of Ourgame International Holdings Limited, leading new investments and portfolio oversight. In 2020, he founded Sansokuu Limited (Japan) to develop unmanned aerial vehicle (UAV) markets across Asia, following earlier ventures in civil-use UAV services and pilot training in partnership with AOPA-China.

Mr. Qu previously founded Beijing Sansokuu Consulting in 2009, providing strategic advisory services across sectors including TMT, consumer services, and finance. From 2004, he led notable transactions at Macro Link Group Ltd, including acquisitions of Tonghua Grape Wine (SH: 600365) and New Silkroad (HK: 00472).

He holds a Bachelor’s in Marketing from the University of International Business and Economics and a Master of Commerce in Finance and Banking from the University of Sydney.

The Board thanks Mr. Qu for his valuable contributions and strategic insight during his tenure.

Roy Anderson
Roy L. Anderson is an accomplished financial executive and audit expert with deep experience advising and leading high-growth companies across the Technology, Media, and Telecommunications (TMT) sectors. With a proven track record in both public company finance and global advisory services, he brings strategic financial acumen, regulatory expertise, and operational insight to the Company’s leadership and governance.

Name of Director and/or Nominee	Principal Occupation, Business Experience For the Past Five Years and Directorships of Public Companies

Mr. Anderson has served as the Chief Financial Officer of the Company since October 2021 and is a Class C director nominee. In his role as CFO, he has played a pivotal role in guiding the Company’s financial strategy, supporting its global expansion, and ensuring strong financial governance and reporting standards.

Prior to joining AGAE, Mr. Anderson was a Partner at Mazars USA, a global accounting and advisory firm operating in over 90 countries. As a senior leader in Mazars’ Technology, Media, and Telecommunications (TMT) Practice, Mr. Anderson advised a diverse portfolio of companies—from startups to multinational enterprises with revenues exceeding $500 million—across sectors including online media, entertainment, gaming, SaaS, eCommerce, digital marketing, cybersecurity, and AI-driven platforms.

He also served as a key member of Mazars’ SEC Practice Group, where he advised public companies on complex regulatory and financial reporting matters. Over the course of his career, Mr. Anderson has been a featured speaker at prominent TMT industry conferences and regularly led educational sessions on advanced accounting topics such as revenue recognition, stock-based compensation, and business combinations.

Mr. Anderson is a Certified Public Accountant (CPA) and holds a Bachelor of Science in Accounting from Long Island University’s School of Professional Accountancy.

The Board believes that Mr. Anderson’s extensive background in finance, auditing, and public company advisory makes him exceptionally well-qualified to serve as a director on our Board and a continued financial leader of the Company.

Chi Zhao
Chi Zhao is a Harvard graduate, a seasoned professional in public affairs, philanthropy, and stakeholder engagement, with broad experience across government, venture capital, international organizations, and media.

Previously, she served as Investor Relations Director at Unity Ventures and as an Independent Consultant for Shareholder Management at the Asian Infrastructure Investment Bank. Her earlier roles include Business Engagement Officer at APEC, Senior Account Manager at Bluefocus Digital, and Reporter and Assistant News Producer at CGTN.

She is currently the Secretary General of the Philanthropists Circle of China, a leadership role she has held since 2018, where she facilitates strategic giving and cross-sector partnerships.

Ms. Zhao holds a Master of Public Administration from the Harvard Kennedy School, where she has also served as a Research Fellow since 2023, and a Bachelor of Arts from Eastern Kentucky University.

Ms. Zhao has served as a director of the Company since 2024. The Board values Ms. Zhao’s international background and her experience in public engagement, strategic communications, and philanthropic leadership. The Board believes that Ms. Zhao’s background and experience is of value to the Board and makes her well-qualified to continue to serve as a member of our Board.

Our Executive Officers
The following table sets forth certain information concerning our executive officers as of June [•], 2025.

Name	Position(s)	Age
Yangyang Li	President	46
Yinghua Chen	Chief Executive Officer	45
Roy L. Anderson	Chief Financial Officer	66

Yangyang Li President	Mr. Li’s biography is included above under the section titled “Current Directors, Director Nominees, and Executive Officers—Our Board of Directors.”

Yinghua Chen Chief Executive Officer
Yinghua Chen served as director from 2020 until April 2024 and as President from February 2022 to April 2024. Currently Ms. Chen serves as the Company’s Chief Executive Officer since September 2022. Prior to this, Ms. Chen served as the Company’s Chief Investment Officer from November 2021 until September 2022 and Board Secretary from February 2022 until September 2022. Ms. Chen is a Co-Founder of Aupera Technologies, a leading video AI technology company, where she is responsible for corporate financing, business development, and strategic partnership. Ms. Chen has successfully secured multiple funding rounds for Aupera, including investment from Silicon Valley giant Advanced Micro Devices (Nasdaq: AMD).

Prior to this, she served as the Executive Vice President of Anthill Resources, a natural resources investment company in Canada, where she oversaw business operations and investment activities. Ms. Chen is also the former Managing Director of China for The Cavendish Group, a UK B2B media and public relations company. In that role, Ms. Chen built up subscriber networks for over ten vertical industry media products and managed the Group’s strategic relationship with the Boyao Forum for Asia. Ms. Chen was also part of the founding team of The Balloch Group, a boutique investment banking firm, later acquired by Canaccord Genuity, where she specialized in financial, pharmaceutical, resources and medial industry transactions. Ms. Chen holds an EMBA from the University of Paris I: Panthéon-Sorbonne and a Bachelor of Arts degree from the University of International Business and Economics.

Roy L. Anderson Chief Financial Officer	Mr. Anderson’s biography is included above under the section titled “Current Directors, Director Nominees, and Executive Officers—Our Board of Directors.”

Family Relationships
There are no family relationships between any of the other directors or executive officers.
Availability of Corporate Governance Information
Our Audit, Compensation, and Nominating and Corporate Governance Committees operating under the charters adopted by the Board that describe the authority and responsibilities delegated to the committees by our Board. Our Board has adopted a Code of Business Conduct & Ethics that applies to the Company, its subsidiaries, and all of our employees, including our executive officers and directors. We post on our website, at www.alliedgaming.gg under the “Investors – Governance” tab, the charters of our Audit Committee, Compensation Committee, and Nominating Committee, and the Code of Business Conduct & Ethics referenced above. A copy of the Code of Business Conduct & Ethics has been provided to each of our executive officers and members of the Board. We intend to disclose any amendments to our Code of Business Conduct & Ethics, or any waivers of its requirements, on our website to the extent required by applicable SEC or Nasdaq rules. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on or accessible through our website into this proxy statement. These documents are also available in print to any stockholder requesting a copy in writing from our Secretary at Allied Gaming & Entertainment Inc., 745 Fifth Avenue, Suite 500, New York, NY 10151.
Ability of Stockholders to Communicate with our Board of Directors
Our Board has established several means for stockholders and others to communicate with our Board. If a stockholder has a concern regarding our financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chair of our Audit Committee in care of our Secretary at the address of our principal executive offices. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chair of the Board of Directors in care of our Secretary at the address of our principal executive offices. If a stockholder wishes to provide input with respect to our executive compensation policies and programs, input should be submitted in writing to the Chair of our Compensation Committee in care of our Secretary at the address of our principal executive offices. If a stockholder is unsure as to which category the concern relates, the stockholder may communicate it to any one of the independent directors in care of our Secretary at the address of our principal executive offices. All stockholder communications sent in care of our Company Secretary will be forwarded promptly to the applicable director(s).

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE
Independence of Directors
When considering whether directors have the experience, qualifications, attributes and skills to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, our Board focuses primarily on the information discussed in each of the directors’ individual biographies set forth above.
Nasdaq listing standards require that a majority of our Board be “independent directors” as defined by The Nasdaq Marketplace Rules. We currently have six “independent directors”: Yushi Guo, Yuanfei (Cliff) Qu, Mao Sun, Chi Zhao, Jingsheng (Jason) Lu, and Guanzhou (Jerry) Qin.
Board Leadership Structure and Risk Oversight
Yangyang Li currently serves as President and Chair of our Board. We believe this is appropriate for us at this time because the combined role of the President and Chairman provides a clear chain of command to execute our strategic initiatives and business plans and allows such individual to serve as a bridge between management and the Board, which facilitates the regular flow of information.
One of the key functions of our Board is informed oversight of our risk management process. The Board administers this oversight function directly through the Board as a whole, through standing committees and if appropriate, by forming specialized subcommittees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic and operational risk exposure, including risks associated with acquisition of significant assets, changes in business models, major corporate transactions and market conditions in our industry. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee provides general oversight of our financial reporting, internal controls and audit functions. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines and is primarily responsible for assessing the risks associated with corporate governance practices, the independence of our directors, board composition and qualifications of directors.
Meetings and Committees of the Board of Directors
During the fiscal year ended December 31, 2023, the Board held 12 meetings. All directors attended 100% of the meetings. During the fiscal year ended December 31, 2024, the Board of Directors held 18 meetings. All directors attended 100% of the meetings. We expect our directors to attend all Board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Although we do not have any formal policy regarding director attendance at stockholder meetings, we attempt to schedule meetings so that all directors can attend.
We have a separately standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which is comprised of independent directors. Each of the Company’s committees has a separately adopted charter which is available on the Company’s website at ir.alliedgaming.gg.
Audit Committee
Our Audit Committee currently consists of Guanzhou (Jerry) Qin (Chair), Yushi Guo, and Mao Sun. Guanzhou (Jerry) Qin currently serves as Chair. After the Annual Meeting the Audit Committee will consist of Yushi Guo, Mao Sun, and Guanzhou (Jerry) Qin, who is expected to continue to serve as Chair.
The Audit Committee will, at all times, be composed exclusively of “independent directors,” as defined for Audit Committee members under the Nasdaq listing standards and the rules and regulations of the SEC, who are “financially literate,” as defined under Nasdaq’s listing standards. Nasdaq’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that each member of the Audit Committee satisfies Nasdaq’s definition of financial sophistication and that Guanzhou (Jerry) Qin qualifies as an “Audit Committee financial expert” as defined under rules and regulations of the SEC.
Pursuant to our Audit Committee charter, responsibilities of the Audit Committee include:
•
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management major risk assessment and risk management policies;
•	monitoring the independence of our independent auditor;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.
During the fiscal year ended December 31, 2023, the Company’s Audit Committee held eight meetings. During the fiscal year ended December 31, 2024, the Company’s Audit Committee held six meetings.
Report of the Audit Committee
The Audit Committee has reviewed and discussed the audit and the audited financial statements for the year ended December 31, 2023, and the year ended December 31, 2024, with Company management and representatives of ZH CPA, LLC, including a discussion related to the accounting principles used that are unique to this industry.
The Audit Committee has received and reviewed the written disclosures and written communication from ZH CPA, LLC required by applicable requirements of the PCAOB regarding ZH CPA, LLC’s communications with the Audit Committee concerning independence, and has discussed with ZH CPA, LLC its independence.
The Audit Committee has discussed with representatives of ZH CPA, LLC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee regularly met independently with Company management and with representatives of ZH CPA, LLC, and also in executive sessions with only committee members present.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in our Annual Report on Form 10-K, and amendments thereto on Form 10-K/A, for the year ended December 31, 2023, and our Annual Report on Form 10-K for the year ended December 31, 2024.
This report has been furnished by the Audit Committee of the Board of Directors.
The Audit Committee:
Guanzhou (Jerry) Qin (Chair)
Yushi Guo
Jingsheng (Jason) Lu

Compensation Committee
Our Compensation Committee currently consists of Yushi Guo (Chair), Yuanfei Qu, and Chi Zhao. After the Annual Meeting the Compensation Committee will consist of Chi Zhao and Yushi Guo, who is expected to continue to serve as Chair.
Each of the members of the Compensation Committee is independent under the applicable Nasdaq listing standards. The Compensation Committee has a written charter. The Compensation Committee’s duties, which are specified in the Compensation Committee charter, include, but are not limited to:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluating the Company’s Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Company’s Chief Executive Officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments, and other special compensation and benefit arrangements for our executive officers and employees;
•	if required, producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.
During the fiscal year ended December 31, 2023, the Company’s Compensation Committee held three meetings and took action by written consent on one occasion. During the fiscal year ended December 31, 2024, the Company’s Compensation Committee held three meetings.
Nominating and Corporate Governance Committee
Chi Zhao (Chair), Mao Sun, Jingsheng (Jason) Lu, and Guanzhou (Jerry) Qin currently serve as members of our Nominating and Corporate Governance Committee. After the Annual Meeting, the Nominating and Corporate Governance Committee will consist of Mao Sun, Jingsheng (Jason) Lu, Guanzhou (Jerry) Qin, and Chi Zhao, who is expected to continue to serve as Chair. Each member of such committee is independent under the applicable Nasdaq listing standards. The Nominating and Corporate Governance Committee has a written charter. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board. During the fiscal year ended December 31, 2023, the Nominating and Corporate Governance Committee met one time. During the fiscal year ended December 31, 2024, the Nominating and Corporate Governance Committee met five times.
Guidelines for Selecting Director Nominees
The guidelines for selecting nominees, which are specified in the Nominating and Corporate Governance Committee charter, generally provide that persons to be nominated:
•	should have demonstrated notable or significant achievements in business, education or public service;
•
should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.
The Nominating and Corporate Governance Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating and Corporate Governance Committee does not distinguish among nominees recommended by stockholders and other persons.

Our Nominating and Corporate Governance Committee will consider recommendations by stockholders of candidates for election to the Board of Directors. Any stockholder who wishes that the Nominating and Corporate Governance Committee consider a recommended candidate must submit such person’s name and resume to the Committee.
Hedging Policy
The Company prohibits employees and directors from entering into hedging transactions or similar arrangements with respect to the Company’s stock.
Insider Trading Policy
Our Insider Trading Policy applies to directors, employees (including officers) and consultants of the Company. Under the Insider Trading Policy, transactions in puts, calls, or other derivative securities involving the Company’s equity securities, as well as hedging transactions involving the Company’s equity securities, such as prepaid variable forwards, equity swaps, collars and exchange funds, are prohibited. The Company believes that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. A copy of our Insider Trading Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Policies and Practices Related to the Grant of Certain Equity Awards Close In Time to the Release of Material Nonpublic Information
The Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of such options, the Board and the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of such equity securities of the Company. We believe, based solely upon the reports filed with the SEC and written representations regarding reports required during the fiscal years ended December 31, 2023 and December 31, 2024, no executive officer, director, or person who owns more than 10% of a registered class of our equity securities failed to file reports required by Section 16(a) on a timely basis, except for a late Form 4 filing by Knighted Pastures, LLC on December 18, 2023, reporting one transaction completed by Knighted Pastures LLC on December 13, 2023; and two late Form 3 filings, the first by Zongmin Ding filed on November 6, 2024, and the second by Blue Planet New Energy Technology Ltd. filed on November 14, 2024, each of which did not timely report becoming a section 16 reporting person of the Company.

EXECUTIVE AND DIRECTOR COMPENSATION
The following tables set forth information regarding compensation for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended December 31, 2024, 2023 and 2022 by the Company’s Chief Executive, the Company’s Chief Financial Officer, the President of the Company whose employment commenced on April 30, 2024, and one former executive officer whose employment terminated on October 15, 2023 and is included based on total compensation for Fiscal Year 2023 under SEC rules. The listed individuals are herein referred to as the “named executive officers.”
As a result of the combined 2024 and 2025 meeting, the below Summary Compensation Table includes compensation for each of the fiscal years ended December 31, 2024, 2023 and 2022 for the named executive officers.
Summary Compensation Table

Name and principal position	Year (b)	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($) (h)	All other compensation ($)	Total ($)
Yinghua Chen(2) Chief Executive Officer	2024	300,000	—	1,279,200(3)	—	—	—	—	1,579,200
	2023	302,159(4)	100,000(5)	—	—	—	—	19,448(6)	421,607
	2022	244,110(7)	—	—	—	—	—	4,851(8)	248,961
Roy Anderson Chief Financial Officer, Secretary	2024	285,000	—	31,200(3)	—	—	—	—	316,200
	2023	285,000	10,000(5)	—	—	—	—	—	295,000
	2022	285,000	—	—	—	—	—	—	285,000
Yangyang Li President	2024	266,667(9)	—	31,200(3)	—	—	—	10,000(10)	307,867
	2023	—	—	—	—	—	—	—	—
	2022	—	—	—	—	—	—	—	—
Lyle Berman(11) Vice President, Mergers & Acquisitions Former Interim Chief Executive Officer	2024	—	—	—	—	—	—	—	—
	2023	118,750(12)	—	—	28,175(13)	—	—	—	146,925
	2022	210,458(14)	—	—	—	—	—	5,685(15)	216,143

(1)
Amounts in this column reflect the aggregate grant date fair value of restricted stock unit awards granted on February 22, 2024, computed in accordance with FASB ASC Topic 718, as discussed in Note 15 – Stockholders’ Equity of our notes to the consolidated financial statements contained in our annual report on Form 10-K for the year ended December 31, 2024. The grant date fair value of each restricted stock unit award is measured based on the closing price of the Company’s common stock on the date of grant, which was $1.04.

(2)
Represents Ms. Chen’s base salary that was payable in Canadian dollars for the period of February 2022 to April 2023. The reported amount was converted into U.S. dollars based on the exchange rate on each payment date.

(3)
The restricted stock unit awards were granted on February 22, 2024, and vest as follows: (i) 25% percent of each award vested immediately upon grant and (ii) the remaining shares under each award vest in three equal successive installments upon the named executive officer’s completion of each six-month period of service over the 18-month period measured from the date of grant.

(4)
Represents Ms. Chen’s base salary that was paid in Canadian dollars for the period of January 2023 to April 2023 and in U.S. dollars for the period from May 2023 through December 2023. The reported amounts paid in Canadian dollars were converted into U.S. dollars based on the exchange rate on each payment date.

(5)
Represents a one-time cash bonus awarded to Ms. Chen and Mr. Anderson. In January 2024, the Compensation Committee determined that Ms. Chen and Mr. Anderson would be awarded a one-time cash bonus of $100,000 and $10,000, respectively, based on individual performance and in light of the Company’s improved financial performance in 2023 as compared to 2022, primarily due to the implementation of various operating efficiencies and the positive impact of various strategic transactions announced or completed in 2023.

(6)	Represents a lump sum payment of accrued and unused vacation time due to a change in the treatment of paid time off.
(7)
Ms. Chen’s salary for 2022 includes her salary at $275,000 established upon her appointment as President and Secretary of the Company and $300,000 upon her appointment as Chief Executive Officer of the Company.

(8)	Represents compensation earned for service on the Board of Directors.
(9)	Reflects the base salary paid to Mr. Li in 2024 beginning on his hire date on April 30, 2024.
(10)	Represents compensation received as a director of the Company.
(11)
Mr. Berman was appointed Interim Chief Executive Officer of the Company on February 18, 2022. On September 6, 2022, his position was changed to Vice President, Mergers & Acquisitions. On October 15, 2023, his employment with the Company was terminated. Mr. Berman served as a member of the Board from 2017 to 2023.

(12)	Represents Mr. Berman’s salary as Vice President, Mergers & Acquisitions until his termination on October 15, 2023.

(13)
Represents the incremental fair value computed in accordance with FASB Topic 718 resulting from the accelerated vesting of the stock option granted to Mr. Berman in 2021 in connection with his termination of employment.

(14)
Mr. Berman’s salary includes his salary at $300,000 established upon his appointment as Interim Chief Executive Officer of the Company and $150,000 following his appointment as Vice President, Mergers & Acquisitions.

(15)	Represents compensation earned for service on the Board of Directors prior to February 18, 2022.
Employment Arrangements
The Company does not have employment agreements with any of its current named executive officers other than Ms. Chen, which is described below. The compensation for our named executive officers is set by the Compensation Committee and for 2024 was comprised of base salary and discretionary bonus based on the Compensation Committee’s assessment of the Company’s financial performance and progress in achieving its objectives in 2024. Mr. Anderson’s base salary was set at $285,000 for 2023 and 2024 and Mr. Li’s base salary was set at $400,000 for 2024.
Yinghua Chen Employment Agreement
fOn March 6, 2024, the Company entered into an employment agreement (the “Chen Employment Agreement”) with the Company’s current Chief Executive Officer, Ms. Ying Hua (Yinghua) Chen. Pursuant to the Chen Employment Agreement, Ms. Chen will, among other things, (i) receive a base annual salary of $300,000, subject to adjustment as the Board deems appropriate; and (ii) be eligible to receive an annual incentive bonus of up to 60% of her annual salary, as determined annually at the discretion of the Board. The Chen Employment Agreement has an initial term of five years, provided that the term may be extended for additional periods of up to one-year by mutual written agreement. If Ms. Chen’s employment is terminated by the Company without cause (including non-renewal of the term by the Company) or due to her death or disability, or Ms. Chen resigns for good reason (as defined in the Chen Employment Agreement), she will be entitled to receive severance equal to 60 months of her base salary over a 60-month period in equal installments, less applicable taxes and withholdings, as well as any accrued, unused vacation pay, and all outstanding options and restricted stock awards will become fully vested. The severance is subject to Ms. Chen’s execution of a release of claims in favor of the Company.
Outstanding Equity Awards at Fiscal Year-End
As of December 31, 2023, the Company’s named executive officers had the following option and/or stock awards:

Name (a)	Number of securities underlying unexercised options exercisable (#)(b)	Number of Securities underlying unexercised options unexercisable (#)(c)	Equity Incentive plan awards: Number of Securities underlying unexercised unearned options unexercisable (#)(c)	Option exercise price ($)(e)	Option expiration date (f)	Number of shares of units of stock that have not vested (#)(g)	Market value of shares or units of stock that have not vested ($)(h)	Equity Incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(i)	Equity Incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(j)(1)
Yinghua Chen	30,000	10,000(2)	—	2.11	7/01/2030	—	—	—	—
	37,500	37,500(3)	—	2.21	11/11/2031	—	—	—	—
	—	—	—	—	—	—	—	922,500	977,850
Lyle Berman	50,000(4)	—	—	2.21	10/15/2024	—	—	—	—

(1)	Based on a closing price of $1.06 per share of common stock of the Company as reported on the last trading day of the 2023 fiscal year, December 29, 2023.
(2)
Represents a stock option granted on July 1, 2020 in connection with service as a member of the Board of Directors. The option vests in 4 equal annual installments on each of July 1, 2021, 2022, 2023, and 2024.

(3)
Represents a stock option granted on November 11, 2021 in connection with Ms. Chen’s employment as the Company’s Chief Investment Officer. The option vests in 4 equal annual installments on each of November 11, 2022, 2023, 2024, and 2025.

(4)
Represents a stock option granted on November 11, 2021 in connection with Mr. Berman’s employment as President. The option was to vest in 4 equal annual installments on each of November 11, 2022, 2023, 2024, and 2025. However, in connection with his termination of employment on October 15, 2023, the option became fully vested.

As of December 31, 2024, the Company’s named executive officers had the following option and/or stock awards:

Name (a)	Number of securities underlying unexercised options exercisable (#)(b)	Number of Securities underlying unexercised options unexercisable (#)(c)	Equity Incentive plan awards: Number of Securities underlying unexercised unearned options unexercisable (#)(c)	Option exercise price ($)(e)	Option expiration date (f)	Number of shares of units of stock that have not vested (#)(g)	Market value of shares or units of stock that have not vested ($)(h)	Equity Incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(i)	Equity Incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(j)(1)
Yinghua Chen	40,000(2)	—	—	2.11	11/11/2031	—	—	—	—
	56,250(3)	18,750(3)	—	2.21	11/11/2031	—	—	—	—
						615,000(4)	—	—	487,695(4)
Roy Anderson	—	—	—	—	—	15,000(4)	—	—	11,895(4)
Yangyang Li	30,000(5)	10,000(5)	—	2.48	5/6/2031	15,000(4)	—	—	11,895(4)

(1)	Based on a closing price of $0.7930 per share of common stock of the Company as reported on the last trading day of the 2024 fiscal year, December 31, 2024.
(2)
Represents a stock option granted to Ms. Chen on July 1, 2020 in connection with service as a member of the Board of Directors. The option vests in 4 equal annual installments on each of July 1, 2021, 2022, 2023, and 2024.

(3)
Represents a stock option granted on November 11, 2021 in connection with Ms. Chen’s employment as the Company’s Chief Investment Officer. The option vests in four equal annual installments on each of November 11, 2022, 2023, 2024, and 2025.

(4)
Represents restricted stock awards granted on granted on February 22, 2024, which vest as follows: (i) 25% of each award vested immediately upon grant and (ii) the remaining shares under each award vest in three equal successive installments upon the named executive officer’s completion of each six-month period of service over the 18-month period measured from the date of grant.

(5)
Represents a stock option granted on May 6, 2021 in connection with service as a member of the Board of Directors. The option vests in four equal annual installments on each of May 6, 2022, 2023, 2024, and 2025.

Director Compensation
The following table sets forth information regarding the compensation earned for service on our Board by our non-employee directors during the year ended December 31, 2023. The compensation earned by employee directors is reported in the Summary Compensation Table above.

	Director Compensation Table
Name (a)	Fees earned or paid in cash ($)(b)	Stock Awards ($)(c)	All other compensation ($)(g)	Total ($)(h)
Yangyang Li	37,500	—	—	37,500
Joseph Lahti(1)	30,000	—	—	30,000
Jingsheng (Jason) Lu	30,000	—	—	30,000
Guanzhou (Jerry) Qin	35,000	—	—	35,000
Yushi Guo	37,500	—	—	37,500
Adam Pliska(2)	25,000	—	80,000(3)	105,000
Yuanfei Qu	30,000	—	—	30,000
Benjamin Oehler(4)	32,500(5)	—	—	32,500
Bradley Berman(6)	17,688(7)	—	—	17,688

(1)	Mr. Lahti resigned his position as a member of the Board on July 1, 2024.
(2)	Mr. Pliska resigned his position as a member of the Board on April 30, 2024.
(3)
In February 2022, Mr. Pliska entered into a consulting arrangement with the Company pursuant to which he agreed to provide certain business and strategic advice to the Company. Mr. Pliska received a consulting fee in the amount of $80,000 for Fiscal Year 2023.

(4)	Mr. Oehler served as a member of the Board until the 2023 annual meeting of stockholders.
(5)
Mr. Oehler received $22,500 for his service as a director on the Board from January 2023 to June 2023. In July 2023, Mr. Oehler received a one-time payment of $10,000 from the Board in appreciation for his service.

(6)	Mr. Berman received $17,668 for his service as a director on the Board from January 2023 to July 2023.
(7)	Mr. Berman resigned his position as a member of the Board on July 19, 2023.
The following table sets forth information regarding the compensation earned for service on our Board by our non-employee directors during the year ended December 31, 2024. The compensation earned by employee directors is reported in the Summary Compensation Table above.

	Director Compensation Table
Name (a)	Fees earned or paid in cash ($) (b)	Stock Awards ($) (c)(1)(2)	All other compensation ($) (g)	Total ($) (h)
Zongmin Ding(3)	3,763	—	—	3,763
Yushi Guo	30,000	31,200	—	61,200
Joseph Lahti(4)	10,000	20,800	—	30,800
Jingsheng (Jason) Lu	20,000	20,800	—	40,800
Adam Pliska(5)	6,667	20,800	80,000(6)	107,467
Guanzhou (Jerry) Qin	30,000	31,200	—	61,200
Yuanfei Qu	20,000	20,800	—	40,800
Mao Sun(7)	10,000	—	—	10,000
Chi Zhao(8)	20,000	—	—	20,000

(1)
Amounts in this column reflect the aggregate grant date fair value of restricted stock awards granted on February 22, 2024, computed in accordance with FASB ASC Topic 718, as discussed in Note 15 – Stockholders’ Equity of our notes to the consolidated financial statements contained in our annual report on Form 10-K for the year ended December 31, 2024. The grant date fair value of each restricted stock award is measured based on the closing price of the Company’s common stock on the date of grant, which was $1.04.

(2)
The restricted stock unit awards were granted to certain directors on February 22, 2024, and vest as follows: (i) 25% vested immediately upon grant and (ii) the remaining shares vesting in three equal successive installments upon the reporting person’s completion of each six-month period of service over the 18-month period measured from the date of grant.

(3)
The Board appointed Mr. Ding to the Board as a Class A director on October 23, 2024, pursuant to that certain securities purchase agreement by and between the Company and Blue Planet New Energy Technology Limited, dated October 18, 2024. On April 25, 2025, Mr. Ding resigned as a director of the Company effective immediately.

(4)	Mr. Lahti resigned as director effective July 1, 2024. In connection with Mr. Lahti’s resignation, the vesting of Mr. Lahti’s 20,800 restricted stock unit award was accelerated.
(5)	Mr. Pliska resigned as director effective April 30, 2024. In connection with Mr. Pliska’s resignation, the vesting of Mr. Pliska’s 20,800 restricted stock unit award was accelerated.
(6)
In February 2022, Mr. Pliska entered into a consulting arrangement with the Company pursuant to which he agreed to provide certain business and strategic advice to the Company. Mr. Pliska received a consulting fee in the amount of $80,000 for fiscal year 2024.

(7)	The Board appointed Mr. Sun to the Board as a Class B director on July 1, 2024.
(8)	The Board appointed Ms. Zhao to the Board as a Class C director on April 30, 2024.
Director Compensation Program
In March 2023, the Company’s Board of Directors approved the following compensation for non-employee directors: (i) annual $20,000 fee for director services; and (ii) annual $10,000 fee for committee chairs (capped at $10,000 per director). The Company has the option to pay such amounts in cash or shares of Common Stock issued from the Company’s incentive plan (valued at the closing price of the common stock on the trading day immediately prior to the scheduled payment date), with the current fees payable in cash. The fees are payable monthly by the Company.

PAY VERSUS PERFORMANCE
Pay Versus Performance Table for the Three Completed Fiscal Years ended December 31, 2023
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for each of our principal executive officers (“PEO”) and Non-PEO named executive officers (“NEOs) and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

	Summary Compensation Table Total For PEO				Compensation Actually Paid to PEO(5)				Average Summary Compensation Table Total for Non-PEO NEOs (d) ($)	Average Compensation Actually Paid to Non-PEO NEOs(6) (e) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(7) (f) ($)	Net Income (g) ($)
Year (a)	Chen(1) (b) ($)	Berman(2) (b) ($)	Wu(3) (b) ($)	Ng(4) (b) ($)	Chen(1) (c) ($)	Berman(2) (c) ($)	Wu(3) (c) ($)	Ng(4) (c) ($)
2023	421,607	—	—	—	417,693	—	—	—	220,963	215,763	67.09	(3,595,361)
2022	248,961	216,143	1,200,850	—	215,212	197,190	852,371	—	276,536	276,536	66.46	(10,823,885)
2021	—	—	869,384	1,542,098	—	—	470,030	1,539,350	614,383	614,834	108.23	62,865,731

(1)
On February 18, 2022, the Board appointed Ms. Chen as the President and Secretary of the Company. On September 6, 2022, Ms. Chen was promoted to the Company’s President and Chief Executive Officer with an increase in base salary from $275,000 to $300,000.

(2)
On February 18, 2022, the Board appointed Mr. Berman as the Interim Chief Executive Officer of the Company with an annual salary of $300,000. On September 6, 2022, Mr. Berman’s position was changed to Vice President of Mergers & Acquisitions with an annual salary of $150,000. On October 15, 2023, Mr. Berman resigned as an employee of the Company.

(3)	Ms. Wu was appointed as Chief Executive Officer of the Company on July 13, 2021; her employment terminated on February 18, 2022. Her annual base salary was $500,000.
(4)
Pursuant to a Release and Separation Agreement dated July 13, 2021, the Company agreed to pay Mr. Ng severance pay of $400,000 payable over a twelve-month period in connection with Mr. Ng’s resignation as Chief Executive Officer. In addition, Mr. Ng received $43,077 of unused vacation pay upon his resignation.

Pursuant to a Restricted Stock Unit Agreement made effective as of January 19, 2021 (and as amended on July 13, 2021), Mr. Ng was granted restricted stock units having a stated value of $1,000,000 that vest upon the earlier of (i) the sale of substantially all of the assets of the Company’s esports division, or (ii) July 12, 2023. At the time of payment, the Company may elect to pay the $1,000,000 stated value in cash or shares of common stock. The Company settled this obligation in July 2023.
(5)	The following table reflects the adjustment from the Summary Compensation Table (“SCT”) to “compensation actually paid” (“CAP”) for each of our PEOs:
PEO SCT Total to CAP Reconciliation

	2023	2022			2021
	Chen	Chen	Berman	Wu	Wu	Ng
Summary Compensation Table Total	$421,607	$248,961	$216,143	$1,200,850	$869,384	$1,542,098
Deduction for SCT “Stock Awards” column value	—	—	—	(142,400)	(160,000)	(1,000,000)
Deduction for SCT “Option Awards” column value	—	—	—	(200,383)	(239,354)	—
Total Deductions from SCT	—	—	—	(342,783)	(399,354)	(1,000,000)
Change in fair value of equity awards granted in any prior fiscal year that vested at the end of or during the covered fiscal year	(2,537)	(7,272)	(4,908)	11,332	—	(2,748)
Change in fair value of equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	(1,377)	(26,477)	(14,045)	—	—	—
Fair value of equity awards that are granted and vest during the covered fiscal year	—	—	—	—	—	1,000,000
Fair value at the end of the prior fiscal year of equity awards granted in a prior fiscal year that were forfeited during the covered fiscal year	—	—	—	(17,028)	—	—
Total Adjustments	(3,914)	(33,749)	(18,953)	(5,696)	—	997,252
Compensation Actually Paid (SCT minus deductions plus total adjustments)	$417,693	$215,212	$197,190	$852,371	$470,030	$1,539,350

(6)	The following table reflects the average adjustment from the Summary Compensation Table to “compensation actually paid” for our non-PEO NEOs:
Average Non-PEO NEO SCT Total to CAP Reconciliation

	2023	2022	2021
Summary Compensation Table Total	$220,963	$276,536	$614,383
Deduction for SCT “Stock Awards” column value	—	—	—
Deduction for SCT “Option Awards” column value	—	—	(6,657)
Total Deductions from SCT	—	—	(6,657)
Fair value at the end of the prior fiscal year of equity awards granted in a prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year	(5,200)	—	6,441
Change in fair value of equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	—	—	667
Fair value of equity awards that are granted and vest during the covered fiscal year	—	—	—
Fair value at the end of the prior fiscal year of equity awards granted in a prior fiscal year that were forfeited during the covered fiscal year	—	—	—
Total Adjustments	(5,200)	—	7,108
Compensation Actually Paid (SCT minus deductions plus total adjustments)	$215,763	$276,536	$614,834

(7)
Cumulative total stockholder return (“TSR”) assumes $100 was invested on the last trading day in the year ended December 31, 2020 and is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our stock price at the beginning of the measurement period. On the last trading day in the years ended December 31, 2023, 2022, 2021 and 2020, the per share closing prices for our common stock were $1.06, $1.05, $1.71 and $1.58, respectively. No dividends were paid on share or option awards for all periods presented.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Specified Financial Measures
Relationship between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Net Income. From 2021 to 2022, the compensation actually paid to our PEO and the average of the compensation actually paid to the Non-PEO NEOs decreased by 37% and 55%, respectively, compared to a 28% decrease in our net loss from continuing operations over the same time period. Net income or loss included in the Pay Versus Performance table is calculated in accordance with GAAP and, in 2021, includes a $77.9 million gain from the sale of our World Poker Tour business.
From 2022 to 2023, the compensation actually paid to our PEO decreased by 67% and the average compensation actually paid to the Non-PEO NEOs decreased by 22%, compared to a 67% decrease in our net loss over the same time period.
Relationship between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Total Shareholder Return (“TSR”). From December 31, 2021 to December 31, 2022, the Company’s TSR decreased 38% from $108.23 to $66.46, which coincides with a 37% decrease in the year-over-year compensation actually paid to our PEO, while the average of the compensation actually paid to our Non-PEO NEOs decreased by 55%.
From December 31, 2022 to December 31, 2023, the Company’s TSR increased 1% from $66.46 to $67.09, compared to a 67% decrease in the year-over-year compensation actually paid to our PEO and a 22% decline in the compensation actually paid to our Non-PEO NEOs.

Pay Versus Performance Table for the Three Completed Fiscal Years ended December 31, 2024
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for each of our PEO and Non-PEO NEOs and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

	Summary Compensation Table Total For PEO			Compensation Actually Paid to PEO(4)			Average Summary Compensation Table Total for Non-PEO NEOs (d) ($)	Average Compensation Actually Paid to Non-PEO NEOs(5) (e) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(6) (f) ($)	Net Income (g) ($)
Year (a)	Chen(1) (b) ($)	Berman(2) (b) ($)	Wu(3) (b) ($)	Chen(1) (c) ($)	Berman(2) (c) ($)	Wu(3) (c) ($)
2024	1,579,200	—	—	290,551	—	—	312,034	279,612	46.20	(22,576,017)
2023	421,607	—	—	417,693	—	—	220,963	215,763	61.99	(3,595,361)
2022	248,961	216,143	1,200,850	215,212	197,190	852,371	276,536	276,536	61.40	(10,823,885)

(1)
On February 18, 2022, the Board appointed Ms. Chen as the President and Secretary of the Company. On September 6, 2022, Ms. Chen was promoted to the Company’s President and Chief Executive Officer with an increase in base salary from $275,000 to $300,000.

(2)
On February 18, 2022, the Board appointed Mr. Berman as the Interim Chief Executive Officer of the Company with an annual salary of $300,000. On September 6, 2022, Mr. Berman’s position was changed to Vice President of Mergers & Acquisitions with an annual salary of $150,000. On October 15, 2023, Mr. Berman resigned as an employee of the Company.

(3)	Ms. Wu was appointed as Chief Executive Officer of the Company on July 13, 2021; her employment terminated on February 18, 2022. Her annual base salary was $500,000.
(4)	The following table reflects the adjustment from the SCT to “compensation actually paid” (“CAP”) for each of our PEOs:
PEO SCT Total to CAP Reconciliation

	2024	2023	2022
	Chen	Chen	Chen	Berman	Wu
Summary Compensation Table Total	$1,579,200	$421,607	$248,961	$216,143	$1,200,850
Deduction for SCT “Stock Awards” column value	(1,279,200)	—	—	—	(142,400)
Deduction for SCT “Option Awards” column value	—	—	—	—	(200,383)
Total Deductions from SCT	(1,279,200)	—	—	—	(342,783)
Change in fair value of equity awards granted in any prior fiscal year that vested at the end of or during the covered fiscal year	(2,430)	(2,537)	(7,272)	(4,908)	11,332
Change in fair value of equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	(7,019)	(1,377)	(26,477)	(14,045)	—
Fair value at the end of the prior fiscal year of equity awards granted in a prior fiscal year that were forfeited during the covered fiscal year	—	—	—	—	(17,028)
Total Adjustments	(9,449)	(3,914)	(33,749)	(18,953)	(5,696)
Compensation Actually Paid (SCT minus deductions plus total adjustments)	$290,551	$417,693	$215,212	$197,190	$852,371

(5)	The following table reflects the average adjustment from the SCT to “compensation actually paid” for our non-PEO NEOs:
Average Non-PEO NEO SCT Total to CAP Reconciliation

	2024	2023	2022
Summary Compensation Table Total	$312,034	$220,963	$276,536
Deduction for SCT “Stock Awards” column value	(31,200)	—	—
Deduction for SCT “Option Awards” column value	—	—	—
Total Deductions from SCT	(31,200)	—	—
Fair value at the end of the prior fiscal year of equity awards granted in a prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year	—	(5,200)	—
Change in fair value of equity awards granted in any prior fiscal year that vested at the end of or during the covered fiscal year	251	—	—
Change in fair value of equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	(1,473)	—	—
Fair value at the end of the prior fiscal year of equity awards granted in a prior fiscal year that were forfeited during the covered fiscal year	—	—	—
Total Adjustments	(1,222)	(5,200)	—
Compensation Actually Paid (SCT minus deductions plus total adjustments)	$279,612	$215,763	$276,536

(6)
Cumulative total stockholder return (“TSR”) assumes $100 was invested on the last trading day in the year ended December 31, 2021 and is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our stock price at the beginning of the measurement period. On the last trading day in the years ended December 31, 2024, 2023, 2022 and 2021, the per share closing prices for our common stock were $0.79, $1.06, $1.05, and $1.71, respectively. No dividends were paid on share or option awards for all periods presented.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Specified Financial Measures
Relationship between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Net Income. From 2022 to 2023, the compensation actually paid to our PEO decreased by 67% and the average compensation actually paid to the Non-PEO NEOs decreased by 22%, compared to a 67% decrease in our net loss over the same time period.
From 2023 to 2024, the compensation actually paid to our PEO decreased by 31% and the average compensation actually paid to the Non-PEO NEOs increased by 30%, compared to a 528% increase in our net loss over the same time period. Net income or loss included in the Pay Versus Performance table is calculated in accordance with GAAP.
Relationship between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Total Shareholder Return (“TSR”). From December 31, 2022 to December 31, 2023, the Company’s TSR increased 1% from $61.40 to $61.99, compared to a 67% decrease in the year-over-year compensation actually paid to our PEO and a 22% decline in the compensation actually paid to our Non-PEO NEOs.
From December 31, 2023 to December 31, 2024, the Company’s TSR decreased 25% from $61.99 to $46.20, compared to a 31% decrease in the year-over-year compensation actually paid to our PEO and a 30% increase in the compensation actually paid to our Non-PEO NEOs.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS
The table below sets forth information known to us regarding the beneficial ownership of our common stock as of May 27, 2025, for:
•	each person we believe beneficially holds more than 5% of our outstanding common shares (based solely on our review of SEC filings);
•	each of our “named executive officers” as identified in the summary compensation table; and
•	all of our current directors and executive officers as a group.
The number of shares beneficially owned by a person includes shares issuable under options, warrants and other securities convertible into common stock held by that person and that are currently exercisable or that become exercisable within 60 days of May 27, 2025. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options, warrants and other convertible securities currently exercisable or that become exercisable within 60 days of May 27, 2025, are outstanding. Nevertheless, shares of common stock that are issuable upon exercise of presently unexercised options, warrants and other convertible securities are not deemed to be outstanding for purposes of calculating the “Percentage of Shares Beneficially Owned” by any other person or any other group.
Except as otherwise indicated in the table or its footnotes, the persons in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.
As of the May 27, 2025, we had 38,018,882 shares of common stock issued and outstanding.

Name and Address of Beneficial Owners(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Five Percent Stockholders:
Knighted Pastures LLC(2)	11,986,423	31.5%
Primo Vital Ltd.(3)	11,986,523	31.5%
Directors and Named Executive Officers:
Yinghua Chen(4)(5)	1,119,325	2.9%
Roy Anderson(6)	22,609	*
Mao Sun	—	—
Yangyang Li(7)	70,000	*
Jingsheng (Jason) Lu(8)	12,046,523	31.7%
Guanzhou (Jerry) Qin(9)	30,000	*
Yushi Guo(10)	30,000	*
Yuanfei Qu(11)	20,000	*
Chi Zhao	—	—
All current directors and executive officers, as a group (9 individuals)	1,351,934(12)	3.6%(12)

*	Less than 1%
(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 745 Fifth Ave, Suite 500, New York, NY 10151. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

(2)
Based on a joint Schedule 13D/A filed on June 4, 2025. Roy Choi has shared voting and dispositive power over 11,986,423 shares of the Company’s common stock. Knighted Pastures LLC has shared voting and dispositive power over 8,906,270 shares of the Company’s common stock. Knighted’s business address is 1933 S. Broadway Suite 1146, Los Angeles, CA 90007.

(3)
Based on a joint Schedule 13D/A filed on December 11, 2024, filed by Primo Vital Ltd. (“Primo”), Ourgame International Holdings Limited (“Ourgame”), and Jingsheng Lu. Primo is the wholly-owned subsidiary of Ourgame and is the record holder of 11,986,523 shares of the Company’s common stock. Ourgame has the power to vote or direct the voting of 11,986,523 shares of common stock and has the power to dispose or direct the disposition of 11,986,523 shares of common stock. Primo’s business address is 31/F, Tower Two, Times Square, 1 Matheson Street, Causeway Bay, Hong Kong, China.

(4)	Consists of (i) 1,023,075 shares of Company common stock held directly and (ii) options to purchase 96,250 shares of common stock that are exercisable within 60 days after May 27, 2025.

(5)
Does not include certain shares of Company common stock granted to certain directors and executive officers of the Company for which Yinghua Chen, as Chief Executive Officer of the Company, has discretionary voting authority. Ms. Chen disclaims any beneficial ownership in such shares.

(6)	Consists of 22,609 shares of Company common stock held directly.
(7)	Consists of (i) 30,000 shares of Company common stock held directly, and (ii) options to purchase 30,000 shares of common stock that are exercisable within 60 days after May 27, 2025.
(8)
Mr. Lu serves as an executive director and the Chief Executive Officer of Ourgame, the wholly-owned parent of Primo, and as the sole director of Primo. Mr. Lu may exercise voting and dispositive power over the shares beneficially owned by Primo and disclaims any beneficial ownership in such shares. Shares consists of (i) 20,000 shares of Company common stock held directly, (ii) options to purchase 30,000 shares of common stock that are exercisable within 60 days after May 27, 2025, and (iii) 11,986,523 shares of common stock held by Primo.

(9)	Consists of 30,000 shares of Company common stock held directly.
(10)	Consists of 30,000 shares of Company common stock held directly.
(11)	Consists of 20,000 shares of Company common stock held directly.
(12)	Does not include the 11,986,523 shares of common stock held by Primo for which Mr. Lu may be deemed to have beneficial ownership.

CERTAIN TRANSACTIONS
Related Party Policy
Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board of Directors (or the Nominating and Corporate Governance Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “conflict of interest” exists when a person’s private interests interfere in any way (or appear to interfere) with the interests of the Company. A conflict of interest can arise when an officer, director or employee takes actions or has personal interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise when an officer, director or employee, or members of his or her family, receives improper personal benefits as a result of his or her position at the Company.
Our Nominating and Corporate Governance Committee will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The Nominating and Corporate Governance Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the Nominating and Corporate Governance Committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
Transactions with Related Persons
On August 16, 2023, Allied Mobile Entertainment (Hong Kong) Limited (“AME”), a wholly-owned subsidiary of the Company, entered into an Equity Interest Purchase Agreement (the “Purchase Agreement”) with, among others, Beijing Lianzhong Co., Ltd., which is a subsidiary of Ourgame, one of our major stockholders (the “Seller”), and Beijing Lianzhong Zhihe Technology Co., Ltd. (the “Target Company”), pursuant to which AME agreed to acquire 40% equity interest in the Target Company held by the Seller for a total purchase price of $7,000,000 in cash (the “Acquisition”). Pursuant to the terms of the Purchase Agreement, AME has the right to appoint three (3) out of five (5) members of the board of directors of the Target Company, and AME also will acquire certain rights held by the Seller as the major shareholder of the Target Company prior to the Acquisition. The Acquisition was closed in November 2023.
On March 7, 2024, Knighted Pastures, LLC (“Knighted”), one of the Company’s major stockholders, filed a complaint captioned Knighted Pastures, LLC v. Yangyang Li, et al., C.A. No. 2024-0222 in the Court of Chancery of the State of Delaware against us, the members of our Board of Directors, and certain additional defendants (the “Knighted Action”). The complaint alleges, among other things, that the members of our Board breached their fiduciary duty in connection with (1) the approval of a Share Purchase Agreement with Elite Fun Entertainment, Inc. (the “Elite SPA”) that the Company entered into on or around December 28, 2023, (2) the approval and adoption of certain amendments to our Bylaws, and (3) the approval and adoption of a rights agreement on or around February 8, 2024. The Knighted Action seeks both injunctive reliefs and money damages. The Knighted Action was settled in June 2024 which resulted in the termination of the Elite SPA and other changes to the Company’s bylaws as previously disclosed. In addition, as part of the settlement, Company was required to reimburse Knighted’s attorney’s fees in the amount of $3,000,000.
DIRECTOR NOMINATIONS AND STOCKHOLDERS PROPOSALS FOR THE 2026 ANNUAL MEETING
The Company’s Bylaws provide that the nomination of persons for election to the Board and the proposals of business (other than pursuant to Rule 14a-8) may be made at the annual meeting by any stockholder of the Company who is entitled to vote at the meeting on such nomination or proposal and who complies with certain notice procedures. Any stockholder proposing to nominate an individual for election to the Board or make a business proposal must give written notice and certain information specified in the Bylaws to the Corporate Secretary of the Company not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting. As a result, stockholders who intend to present nominations or proposals at the 2026 annual meeting of stockholders must give written notice to the Corporate Secretary, and otherwise comply with the bylaw requirements, no earlier than [•], 2026, and no later than [•], 2026.
Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act must provide written notice that sets forth the information required by Rule 14a-19. The notice required by Rule 14a-19 must be received by the Corporate Secretary of the Company not less than 60 days before the first anniversary of the Annual Meeting, or by [•], 2026.

STOCKHOLDER PROPOSALS FOR INCLUSION IN THE PROXY MATERIALS FOR THE 2026 ANNUAL MEETING
Stockholders who intend to present proposals at the 2026 annual meeting of stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than 120 calendar days in advance of the date the Company released its proxy statement to stockholders in connection with the previous year’s annual meeting, or by [•], 2026. However, if the date of our 2026 annual stockholders’ meeting is changed by more than 30 days from the date of the Annual Meeting, then the deadline for submitting a stockholder proposal will be a reasonable time before we begin to print and send our proxy materials for our 2026 annual meeting of stockholders.
HOUSEHOLDING OF MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple Company stockholders in each household unless otherwise instructed by such Company stockholders. We will deliver promptly a separate copy of the proxy statement to any Company stockholder upon written or oral request to our Corporate Secretary, at Allied Gaming & Entertainment, Inc., 745 Fifth Avenue, Suite 500, New York, NY 10151, telephone: (646) 768-4240. Any Company stockholder wishing to receive separate copies of our proxy statement or annual report to Company stockholders in the future, or any Company stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the Company stockholder’s bank, broker, or other nominee record holder, or the Company stockholder may contact us at the above address and phone number.

APPENDIX A
SUPPLEMENTAL INFORMATION CONCERNING PARTICIPANTS IN THE COMPANY’S SOLICITATION OF PROXIES
The following tables (“Directors and Nominees” and “Executive Officers”) list the name and business address of our directors and nominees and the name, present principal occupation and business address of our executive officers who, under SEC rules, are considered to be participants in our solicitation of proxies from our stockholders in connection with the Annual Meeting (collectively, the “Participants”).
DIRECTORS AND NOMINEES
The principal occupations of our directors and nominees are either included herein or in the biographies located elsewhere in this proxy statement under the sections titled “Current Directors, Director Nominees, and Executive Officers.” The names of each of our directors and nominees are listed below, and except as otherwise described below, the business address for all of the directors and nominees is c/o 745 Fifth Avenue, Suite 500 New York, NY 10151.

Name	Class Year
Yangyang Li	Class A
Jingsheng (Jason) Lu	Class B
Mao Sun	Class B
Guanzhou (Jerry) Qin	Class B
Yushi Guo	Class C
Yuanfei Qu*	Class C
Roy Anderson*	Class C
Chi Zhao	Class C

*
Mr. Yuanfei Qu will not stand for reelection at the Annual Meeting as a Class C Director and the Nominating and Corporate Governance Committee has recommended and the Board has elected Mr. Roy Anderson as a Class C Director Nominee at the Annual Meeting.

EXECUTIVE OFFICERS
Set forth in the table below are the names of our executive officers (who do not also serve as a director of the Company) who are considered Participants as well as their positions with the Company, which constitute their respective principal occupations. The business address for each executive officer set forth in the table below is c/o 745 Fifth Avenue, Suite 500 New York, NY 10151.

Name	Title
Yangyang Li	President
Yinghua Chen	Chief Executive Officer
Roy Anderson	Chief Financial Officer

INFORMATION REGARDING OWNERSHIP OF COMPANY SECURITIES BY PARTICIPANTS
The number of shares of our common stock beneficially held as of the most recent practicable date by the Participants appears elsewhere in this proxy statement under the section titled “Ownership of Certain Beneficial Owners, Management and Directors.” Except as described in this Appendix A or otherwise in this proxy statement, none of the Participants owns any debt or equity security issued by the Company of record that he or she does not also own beneficially.
A-1

TRANSACTIONS IN THE COMPANY’S SECURITIES BY PARTICIPANTS – LAST TWO YEARS
The following table sets forth information regarding purchases and sales of our securities by each Participant during the past two years. Unless otherwise indicated, all transactions were (i) in the public market, or (ii) pursuant to our equity compensation plans, and no part of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares	Transaction Description
Yangyang Li	02-22-2024	30,000	Grant of Restricted Stock Units
Zongmin (Philip) Ding	N/A	N/A	N/A
Jingsheng (Jason) Lu	02-22-2024	20,000	Grant of Restricted Stock Units
Mao Sun	N/A	N/A	N/A
Guanzhou (Jerry) Qin	02-22-2024	30,000	Grant of Restricted Stock Units
Yushi Guo	02-22-2024	30,000	Grant of Restricted Stock Units
Yuanfei Qu	02-22-2024	20,000	Grant of Restricted Stock Units
Chi Zhao	N/A	N/A	N/A
Yinghua Chen	08-30-2024	74,876	Disposition of shares for taxes
	02-22-2024	1,230,000	Grant of Restricted Stock Units
	02-22-2024	75,552	Disposition of shares for taxes
Roy Anderson	08-30-2024	2,199	Disposition of shares for taxes
	02-22-2024	30,000	Grant of Restricted Stock Units
	02-22-2024	2,597	Disposition of shares for taxes

MISCELLANEOUS INFORMATION REGARDING PARTICIPANTS
Except described in this proxy statement, including this Appendix A, to the Company’s knowledge: none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of the Company’s subsidiaries, (ii) has purchased or sold any of such securities within the past two years, or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this proxy statement, including this Appendix A, no associates of a Participant beneficially owns, directly or indirectly, any of the Company’s securities. Other than as disclosed in this proxy statement, including this Appendix A, neither the Company nor any of the Participants has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, except as disclosed in this proxy statement, including this Appendix A, neither the Company nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. During the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).
Other than as set forth in this proxy statement, including this Appendix A, none of the Participants nor any of their respective associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or the Company’s affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $120,000.
A-2

PRELIMINARY PROXY CARD DATED June 13, 2025, SUBJECT TO COMPLETION

THIS IS THE WHITE PROXY CARD

SCAN TO
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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [•], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to [•]

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to do First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V58836-P20754 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS WHITE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALLIED GAMING & ENTERTAINMENT, INC.

The Board of Directors recommends you vote FOR each of the AGAE nominees listed in Proposal 1 and WITHHOLD on each of the Knighted Pastures nominees listed in Proposal 1, vote FOR each of the AGAE nominees listed in Proposal 2, vote FOR Proposals 3, 5 and 6, and vote for 3 YEARS for Proposal 4.

1. To elect three Class B directors of the Company's Board, to serve until the 2027 annual meeting of stockholders. While you may mark instructions with respect to any or all of the nominees, you may mark "FOR" in respect of only three nominees in total. You are permitted to vote for fewer than three nominees. If you vote "FOR" in respect of fewer than three nominees, your shares will only be voted "FOR" in respect of those nominees you have marked. If you vote "FOR" in respect of more than three nominees, your votes on Proposal 1 regarding nominees will be invalid and will not be counted. If you sign and return your proxy card and do not specify how you want your shares to be voted, they will be voted "FOR" in respect of all of the Company's nominees.

The Board of Directors recommends you vote 'FOR' ONLY the three Allied Gaming & Entertainment Inc. Class B nominees set forth below:	**For**	**Withhold**
1a. Jingsheng (Jason) Lu	☐	☐
1b. Guanzhou (Jerry) Qin	☐	☐
1c. Mao Sun	☐	☐
The Board of Directors recommends you 'WITHHOLD' on the three Knighted Pastures, LLC Class B nominees set forth below:		
1d. Roy Choi	☐	☐
1e. Walter Ivey Delph III	☐	☐
1f. Jennifer van Dijk	☐	☐

The Board of Directors recommends you vote "FOR" the three Allied Gaming & Entertainment Inc. Class C nominees set forth below:	**For**	**Withhold**
2a. Yushi Guo	☐	☐
2b. Roy Anderson	☐	☐
2c. Chi Zhao	☐	☐

The Board of Directors recommends you vote "FOR" the named executive officer's compensation:	**For**	**Against**	**Abstain**
3. To approve, in a non-binding advisory vote, the compensation of the Company's named executive officers as described in the proxy statement.	☐	☐	☐

The Board of Directors recommends you vote "3 YEARS" on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
4. To approve, in a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote "FOR" the following proposal:	**For**	**Against**	**Abstain**
5. To ratify the appointment of ZH CPA, LLC to act as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2024.	☐	☐	☐

The Board of Directors recommends you vote "FOR" the following proposal:	**For**	**Against**	**Abstain**
6. To ratify the appointment of ZH CPA, LLC to act as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY PROXY CARD DATED June 13, 2025, SUBJECT TO COMPLETION
THIS IS THE WHITE PROXY CARD

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V58837-P20754

ALLIED GAMING & ENTERTAINMENT INC.
COMBINED 2024 AND 2025 ANNUAL MEETING OF STOCKHOLDERS
[●], 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By signing, dating, and returning this proxy card, the undersigned appoints Yinghua Chen and Roy Anderson, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them, or either of them, to represent and to vote, and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present thereat, with respect to, all of the shares of common stock of Allied Gaming & Entertainment Inc., a Delaware corporation (the “Company” or “AGAE”), that the undersigned is entitled to vote at the Combined 2024 and 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on [●], 2025, at [•] Eastern Time at [•] and any adjournment, postponement, continuation, or rescheduling thereof. The undersigned hereby revokes any other proxy heretofore given by the undersigned for the Annual Meeting, including any proxy previously given by telephone or the Internet, and acknowledges receipt of the Notice of the Combined 2024 and 2025 Annual Meeting and Proxy Statement dated [•], 2025.

The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the Annual Meeting, subject to compliance with rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. Subject to the conditions set forth in the Proxy Statement, if any director nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. This proxy, when properly executed, will be voted in the manner directed herein. Unless a contrary direction is given, the shares represented by this proxy will be voted “FOR” each AGAE nominee listed in Proposal 1 and Proposal 2, “FOR” Proposals 3, 5 and 6, and for “3 YEARS” for Proposal 4 listed on the reverse side. While you may mark instructions with respect to any of the nominees, you may mark a vote “FOR” ONLY three nominees in total on Proposal 1. If you mark a vote “FOR” in respect to fewer than three nominees in Proposal 1, your shares will be voted “FOR” in respect of those nominees you have marked. If you mark a vote “FOR” in respect to more than three nominees in Proposal 1, votes on such proposal will be invalid and will not be counted.

YOUR VOTE IS VERY IMPORTANT - PLEASE SUBMIT YOUR PROXY TODAY!